PROSPECTUS                                                   SEPTEMBER 29, 2003
$101,000,000

[PIONEER INVESTMENTS(R) LOGO]


PIONEER MUNICIPAL HIGH INCOME TRUST

2,000 SHARES SERIES  A

2,040 SHARES SERIES  B
AUCTION PREFERRED SHARES
LIQUIDATION PREFERENCE $25,000 PER SHARE

Pioneer Municipal High Income Trust (the "Trust") is a recently organized diversified, closed-end management investment company. The Trust is offering two series of auction rate cumulative preferred shares. The Trust is offering 2,000 shares of its Series A Auction Preferred Shares and 2,040 shares of its Series B Auction Preferred Shares (collectively, "APS"). The Trust has the authority to redeem each series of APS at any time for any reason subject to certain conditions.

INVESTMENT OBJECTIVES. The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Trust also may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Trust will achieve its investment objectives.

PORTFOLIO CONTENTS. Under normal market conditions, the Trust seeks to achieve its investment objectives by investing substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). Up to 25% of the Trust's total assets may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. At least 50% of the Trust's portfolio of municipal securities will be rated investment grade at the time of acquisition (that is, at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P")) or, if unrated, determined by the Trust's investment adviser to be of comparable credit quality. No more than 50% of the Trust's portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody's or BB or lower by S&P) or, if unrated, determined by the Trust's investment adviser to be of comparable credit quality. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." Under normal market conditions, the dollar-weighted average credit rating of the Trust's portfolio of municipal securities will be at least investment grade.

INVESTMENT ADVISER. Pioneer Investment Management, Inc. is the Trust's investment adviser (the "Adviser"). As of August 31, 2003, the Adviser had approximately $30 billion in assets under management. See "Management of the Trust."

BEFORE BUYING ANY APS, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE TRUST IN "RISK FACTORS" BEGINNING ON PAGE 30. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE 6.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                            ESTIMATED
                                                                                             OFFERING
                                                      PRICE TO PUBLIC      SALES LOAD        EXPENSES    PROCEEDS TO TRUST(1)
-------------------------------------------------------------------------------------------------------------------------------
Per share                                             $        25,000    $        250     $        50         $        24,700
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 $   101,000,000    $  1,010,000     $   202,000         $    99,788,000
-------------------------------------------------------------------------------------------------------------------------------

(1)  Plus accumulated dividends, if any, from the date the APS are issued.

UBS INVESTMENT BANK
                               WACHOVIA SECURITIES
                                                             MERRILL LYNCH & CO.

The APS are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company on or about October 2, 2003.

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of issue to, but excluding, October 15, 2003 will be 0.95% per year. The dividend rate on the Series B APS for the initial period from and including the date of issue to, but excluding, October 16, 2003 will be 0.95% per year. For each subsequent dividend period, the auction agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix C to the Statement of Additional Information.

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the APS outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (that is, trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a shareholder that sells APS between auctions may receive a price per share of less than $25,000. The Trust may redeem APS as described under "Description of APS--Redemption."

The APS will be senior in liquidation and distribution rights to the Trust's outstanding common shares. The Trust's common shares are traded on the New York Stock Exchange under the symbol "MHI." This offering is conditioned upon the APS receiving a rating of "AAA" from Fitch, Inc. ("Fitch") and "Aaa" from Moody's Investors Service, Inc (each a "Rating Agency" and together, the "Rating Agencies").

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or municipal government or agency.

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the APS, and retain it for future reference. A Statement of Additional Information, dated September 29, 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page 68 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling
(800)-225-6292 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange
Commission's website (http://www.sec.gov). The Trust's registration number under the Investment Company Act of 1940, as amended (the "1940 Act"), is 811-21321.

You should rely only on the information contained in this Prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus is given as of the date of this Prospectus. The Trust's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.

TABLE OF CONTENTS

Prospectus summary                                                             1
Financial highlights (unaudited)                                              18
The Trust                                                                     19
Capitalization (unaudited)                                                    19
Portfolio composition                                                         20
Investment objectives and
  principal investment strategies                                             20
Risk factors                                                                  30
Description of APS                                                            39
The Auction                                                                   50
Management of the Trust                                                       57
Federal income tax matters                                                    59
Net asset value                                                               63
Certain provisions of the Agreement and
  Declaration of Trust and By-Laws                                            64
Underwriting                                                                  67
Validity of preferred shares                                                  67
Table of contents for the Statement
  of Additional Information                                                   68

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

PROSPECTUS SUMMARY

THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE TRUST'S APS. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE TRUST

Pioneer Municipal High Income Trust (the "Trust") is a recently organized, diversified, closed-end management investment company. The Trust's common shares of beneficial interest, no par value (the "Common Shares"), are traded on the New York Stock Exchange under the symbol "MHI". As of September 12, 2003, the Trust had 22,006,981 Common Shares outstanding and had net assets of $313,423,688. See "The Trust."

THE OFFERING

The Trust is offering an aggregate of 2,000 Series A APS and 2,040 Series B APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered through a group of underwriters led by UBS Securities LLC (collectively, the "Underwriters"). See "Underwriting." The APS offered hereby represent leverage. If the Trust were to offer additional preferred shares in the future, such additional preferred shares would increase the Trust's leverage.

The APS will entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Description of APS--Dividends," each dividend period will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the the rate per annum at which cash dividends are payable on APS for any dividend period (the "Applicable Rate") by an auction conducted on the business day immediately prior to the start of that dividend period.

The APS are not listed on an exchange. Instead, investors may buy or sell APS at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the Auction Agent ("Broker-Dealers") or to certain other broker-dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of existing holders of APS (the Broker-Dealers being referred to as "Existing Holders" and the beneficial owners of the APS being referred to as "Beneficial Owners") that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate. The Auction Agent also reviews orders from Broker-Dealers on behalf of potential beneficial owners of APS (the Broker-Dealers being referred to as "Potential Holders" and the potential beneficial owners of the APS being referred to as "Potential Beneficial Owners") that wish to buy, APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. This process for setting the dividend rate is referred to as an "Auction." The first Auction date for Series A APS will be October 14, 2003 and for Series B APS will be October 15, 2003, each being the business day before the initial dividend payment date for the initial dividend period for the relevant series of APS (October 15, 2003 for Series A and October 16,
2003 for Series B). The Auction day for Series A APS generally will be
Tuesday and for Series B APS generally will be Wednesday, unless the then-current dividend period is a special dividend period, or the day that normally would be the Auction date or the first day of the subsequent dividend period is not a business day.

Generally, investors in the APS will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor (the "Security Depository") or nominee for the account of the investor's Broker-Dealer will maintain record ownership of APS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the APS.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. Distributions of interest income from the Trust's portfolio

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of municipal securities generally will be exempt from regular federal income tax. As a secondary investment objective, the Trust also may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Trust will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. In managing the Trust's portfolio, Pioneer Investment Management, Inc. (the "Adviser") adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Trust's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Adviser's investment staff.

SECURITY SELECTION

The Adviser anticipates that the Trust's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust's investment objectives. In assessing the appropriate maturity, rating and sector weightings of the Trust's portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

The Adviser attempts to identify investment grade and below investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's credit worthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities, and then bases the Trust's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Trust's portfolio management team also maintains frequent contact with the Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that this process will be successful.

DURATION MANAGEMENT

The Adviser will actively manage the duration of the Trust's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. While the Trust is not limited in the range of its portfolio's average duration, in the current market environment the Adviser expects that, once fully invested, the Trust's initial portfolio will have an average duration of between eight and twelve years (including the effect of anticipated leverage). In the future, the Adviser may modify the average duration of the Trust's portfolio in response to market

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

conditions. The Adviser may employ certain strategies to reduce the Trust's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.

CREDIT MANAGEMENT

The Trust may invest in municipal securities with a broad range of credit ratings, including both investment grade and below investment grade municipal securities. At least 50% of the Trust's portfolio of municipal securities will be rated investment grade at the time of acquisition (that is, at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P")) or, if unrated, determined by the Adviser to be of comparable credit quality. No more than 50% of the Trust's portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody's or BB or lower by S&P) or, if unrated, determined by the Adviser to be of comparable credit quality. The Trust anticipates an initial allocation to below investment grade securities of approximately 35%, although the actual allocation of the Trust's investments will be subject to market conditions at the time the Trust commences investment operations. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated BB or Ba may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated CCC, CC, C, Caa, Ca or C are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitment on such municipal securities. The Trust may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase. Under normal market conditions, the dollar-weighted average credit rating of the Trust's portfolio of municipal securities will be at least investment grade.

The Adviser will determine the allocation of the Trust's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and non-investment grade securities widens, the Adviser will allocate a greater portion of the Trust's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Trust's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Trust's investment in lower quality, non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Trust payable by revenue derived from issuers followed by its staff focusing on below investment grade corporate issuers. The Adviser believes that a prudent blend of investment grade and non-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. Covering a broad range of sectors and issuers, below investment grade municipal securities have been trading in 2003 with historically wide spreads and what the Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities also have shown low correlation to other asset classes, including corporate bonds and U.S. Treasury securities, providing diversification potential to an investment portfolio.

PORTFOLIO CONTENTS

Under normal market conditions, the Trust will invest substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities. The municipal securities in which the Trust invests may have fixed or variable principal payments on all types of interest payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Although distributions of interest income from the Trust's municipal securities generally are exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. Up to 25% of the Trust's total assets may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder's liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Trust.

MUNICIPAL SECURITIES

Municipal securities often are issued to obtain funds for various public purposes, including refunding outstanding obligations, funding general operating expenses and lending to other public institutions and facilities. "Private activity bonds" or industrial development bonds are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. Municipal securities include both "general obligations" and "revenue obligations" and may be issued to obtain funds for various purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

MUNICIPAL NOTES

Municipal securities in the form of notes generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND "MORAL OBLIGATION" BONDS

The municipal securities in which the Trust may invest include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases. Moral obligation bonds are supported by a moral commitment of the municipality, but that credit support is not a legal obligation of the federal government or any state or local government.

TENDER OPTION BONDS

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the

                                        4
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security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, a security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. There is a risk that the Trust will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from regular federal income tax. Certain tender option bonds may be illiquid.

ILLIQUID SECURITIES

The Trust may invest up to 20% of its total assets in illiquid securities, which are securities that the Trust cannot dispose of within seven days in the ordinary course of business at approximately the amount at which the Trust values the securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Trust's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issuers.

OTHER SECURITIES

Normally, the Trust invests substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in cash or cash equivalent short-term obligations, including, but not limited to, short-term municipal securities, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations may be subject to federal income tax. The Trust may also invest all or any portion of its assets in such instruments for temporary defensive purposes. During such periods, the Trust may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE TRANSACTIONS

The Trust may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income that the Trust derives from these transactions generally will not be tax-exempt.

USE OF LEVERAGE BY THE TRUST

The Trust expects to utilize financial leverage on an ongoing basis for investment purposes, such as through the issuance of preferred shares. After completion of the offering of APS, the Trust anticipates its total leverage from the issuance of APS will be approximately 25% of the Trust's total assets. This amount may change but the Trust will not incur additional leverage if the total leverage would exceed 50% of the Trust's total assets. Although the Trust may in the future offer other preferred shares, which would further leverage the Trust, the Trust does not currently intend to offer preferred shares other than the APS offered hereby. The Trust may also invest in derivative instruments, each of which may amplify the effects of leverage in the Trust's portfolio.

The Trust generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood

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of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Trust's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Adviser an incentive to utilize leverage. See "Risk factors--Risks of Investing in Preferred Securities--Leverage Risk."

SPECIAL RISK CONSIDERATIONS

RISKS OF INVESTING IN THE APS INCLUDE THE FOLLOWING:

THE PRIMARY RISKS

- If an Auction fails you may not be able to sell some or all of your APS and the Trust is not obligated to redeem your APS if the Auction fails.

- Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside an Auction, especially when market interest rates are rising or if the Trust has designated a special dividend period. If an Auction does not fail and your APS are sold at the Auction, you will not receive less than $25,000 plus accrued dividends.

- A rating agency could downgrade or withdraw the rating assigned to the APS without prior notice to the Trust or shareholders, which could make your shares less liquid at an Auction or in the secondary market.

- The Trust may be forced to redeem APS to meet regulatory or Rating Agency requirements at a time that may be disadvantageous to the Trust or the holders of the APS or may voluntarily redeem the APS in certain circumstances at a time that may be disadvantageous to the Trust or the holders of the APS.

- In certain circumstances, the Trust may not earn sufficient income from its investments to pay dividends on the APS.

- If interest rates rise, the value of the Trust's investment portfolio generally will decline, reducing the asset coverage for the APS.

LEVERAGE RISK

The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Trust and the APS' asset coverage.

INTEREST RATE RISK

The APS pay dividends based on shorter-term interest rates. The Trust invests the proceeds from the issuance of the APS principally in municipal securities, which generally bear intermediate to longer-term interest rates. The yields on intermediate and long-term municipal securities are typically, although not always, higher than shorter-term interest rates. Shorter-term interest rates may rise so that the amount of dividends to be paid to holders of APS exceeds the income from the municipal securities and other investments purchased by the Trust with the proceeds from the sale of the APS. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Trust's investment portfolio by a wide margin before the Trust's ability to pay dividends on the APS would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of the Trust's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK

The dividend rate for the APS normally is set through an Auction process. In the Auction, Existing Holders of APS may indicate the dividend rate at which the Beneficial Owners would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. An Auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an Auction if the Auction fails. Also, if you place "Hold Orders" (orders to retain shares) at an Auction only at a specified dividend rate and that rate exceeds the rate set at the Auction, you will not retain your APS. Additionally, if you elect to retain APS without specifying a dividend rate below which you would not wish to continue to hold those APS, you could receive a lower rate of return on your shares than the market rate. Finally, the length of future dividend periods for the APS may be changed by the Trust, subject to certain conditions and with notice to the holders of the APS, which could also affect the liquidity of your investment.

SECONDARY MARKET RISK

If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share plus accumulated dividends. If the Trust has designated a special dividend period, changes in interest rates could affect the price you will receive if you sell your APS in the secondary market.

RATINGS AND ASSET COVERAGE RISK

While it is a condition of the offering that Moody's and Fitch, Inc. ("Fitch" and with Moody's, each a "Rating Agency," and together, the "Rating Agencies") will assign a rating of "Aaa" and "AAA," respectively, to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Trust's Common Shares and the APS, both by the 1940 Act, and by requirements imposed by the Rating Agencies, might impair the Trust's ability to satisfy minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes. A sale of substantially all of the assets of the Trust or the merger of the Trust with or into another entity would not be treated as a liquidation of the Trust nor require the Trust to redeem APS.

GENERAL RISKS OF INVESTING IN THE TRUST INCLUDE THE FOLLOWING:

MUNICIPAL SECURITIES MARKET RISK

The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities. Changes in the value of the municipal securities held in the Trust's portfolio arising from these or other factors will cause changes in the Trust's net asset value per share.

The ability of a municipal issuer to repay obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Adviser than would be a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Trust will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its municipal securities at attractive prices.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Trust. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

TAX RISK

The value of the Trust's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Trust's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Trust is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal, state or local income tax consequences of their investments.

CREDIT AND JUNK BOND RISK

Credit risk is the risk that an issuer of a municipal security will become unable to meet its obligation to make interest and principal payments. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Trust should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

The Trust intends to purchase municipal securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, and unrated securities determined by the Adviser to be of comparable credit quality. Investment in municipal securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Trust is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to a deteriorating economic environment

-  greater risk of loss due to default or declining credit quality

- adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments

- if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield municipal securities than investment grade municipal obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield municipal securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Trust's net asset value.

INTEREST RATE RISK

Interest rate risk is the risk that municipal securities (and the Trust's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

- if interest rates go up, the value of municipal securities in the Trust's portfolio generally will decline

- during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Municipal securities may have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a high yield obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer

- the Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect

MATURITY RISK

The Trust may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the Trust will generally invest in intermediate to long-term investments. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Trust's municipal security investments may affect the volatility of the Trust's share price.

CONCENTRATION RISK

The Trust may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Trust will not invest more than 25% of its total assets in issuers in a single industry, nor will the Trust invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry," and general obligation bonds of a state are not subject to the 5% limitation set forth above. For purposes of the 5% limitation, the Trust will treat a revenue bond payable from revenues received by the municipal issuer from a single entity (the "underlying obligor") as being issued by the underlying obligor. The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Trust. Under normal market conditions, the Trust intends to limit its investment in tobacco settlement bonds to approximately 10% of the Trust's total assets. The Trust may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Adviser anticipates that the Trust's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Trust's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Trust is not required to diversify its holdings in municipal securities among a fixed number of states and, consequently, the Trust's portfolio may be adversely affected by developments in a single state or region. Concentration of the Trust's investments in one or a limited number of states or economic sectors will subject the Trust, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Trust has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Trust invests more than 25% of its assets in municipal securities of issuers in a single state, the Trust will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state which may adversely affect tax receipts and other municipal revenue. For example, Moody's and S&P both placed their ratings of California general obligation bonds on credit watch due to increased uncertainty regarding the timing of state budget adoption and the potential negative effect that prolonged delay in budget resolution could have on California's ability to meet its debt obligations. The Trust will issue a press release in the event that more than 25% of the value of the Trust's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Trust focuses its assets in the hospital and healthcare sector, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contacts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Trust's limitation on investments in illiquid securities.

ILLIQUID INVESTMENTS RISK

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at times when the Trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Trust's operations require cash and could result in the Trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

DERIVATIVES RISK

Even a small investment in derivatives can have a significant impact on the Trust's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Trust's other investments, the Trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

INVESTMENT ADVISER

Pioneer Investment Management, Inc. is the Trust's investment adviser. The Adviser is responsible on a day-to-day basis for investment of the Trust's portfolio in accordance with its investment objectives and principal investment strategies. The Adviser makes all investment decisions for the Trust and places purchase and sale orders for the Trust's portfolio securities.

The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of August 31, 2003, assets under management by the Adviser and its affiliates were approximately $128 billion worldwide, including over $30 billion in assets under management by the Adviser. As of August 31, 2003, the Adviser managed approximately $663 million in municipal securities and $8.5 billion in high yield securities.

FEDERAL INCOME TAXATION

The Trust intends to take the position that under present law the APS will constitute stock of the Trust. Distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges of stock under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code") will constitute dividends to the extent of the Trust's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be exempt from regular federal income tax to the extent such dividends are paid from tax-exempt income earned on the Trust's investments. To the extent any such dividends are not attributable to tax-exempt income earned on the Trust's investments, the dividends generally will be taxable as ordinary income and are not expected to be eligible for the maximum 15% federal income tax rate on "qualified dividend income." Distributions of net capital gain that are designated by the Trust as capital gain dividends, if any, however, will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Trust.

Exempt-interest dividends paid by the Trust from interest earned on certain private activity bonds may increase a shareholder's alternative minimum tax liability, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax liability. The extent of any such increase will depend on the shareholder's particular tax situation. The Trust is currently required to allocate net capital gain, other income taxable for federal income tax purposes, if any, and net tax-exempt income between Common Shares and APS, if any, in proportion to the total dividends paid to each class.

TRADING MARKET

The APS will not be listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the

Auction Agent or a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS

The "Dividend Period," with respect to shares of a series of APS, is the period from and including the date of original issue of shares of such series to but excluding the initial dividend payment date for shares of such series and for any Dividend Period thereafter the period from and including the dividend payment date for shares of such series to but excluding the next succeeding dividend payment date for shares of such series. Subject to certain conditions, the Trust may elect a "Special Dividend Period," which is a Dividend Period of more than 7 days. A Special Dividend Period is a "Short-Term Dividend Period" if it consists of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364, or a "Long-Term Dividend Period" if it consists of a specific period of one whole year or more but not greater than five years. The "Dividend Payment Date" for each series of APS, (i) with respect to any 7-day Dividend Period (a "7-Day Dividend Period") (the length, generally, of all Dividend Periods after the initial dividend payment date) or any Short-Term Dividend Period of 35 or fewer days, is the business day next succeeding the last day of that dividend period and (ii) with respect to any Short-Term Dividend Period of more than 35 days and with respect to any Long-Term Dividend Period is the first business day of each month and the business day next succeding the last day of such Dividend Period. A "Business Day" is a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day immediately preceding the start of such Dividend Period.

The table below shows the initial dividend rate, the initial Dividend Payment Date and the number of days for the initial Dividend Period on each series of the APS offered in this Prospectus. For subsequent Dividend Periods, the APS will pay dividends based on a rate set at Auctions, normally held every seven days. The rate set at Auction will not exceed the maximum Applicable Rate permitted on the APS. See "Description of APS--Dividends and Dividend Periods." Dividends on the APS offered hereby are cumulative from the date of original issue and are payable when, as and if declared by the Board of Trustees of the Trust out of funds legally available therefor, commencing on the initial Dividend Payment Date. See "Description of APS--Dividends and Dividend Periods--Designation of Special Dividend Periods." In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Wednesday for Series A APS and, on each succeeding Thursday for Series B APS, subject to certain exceptions.

                        INITIAL       ENDING DATE OF            INITIAL         NUMBER OF DAYS OF
                       DIVIDEND      INITIAL DIVIDEND           DIVIDEND         INITIAL DIVIDEND
                         RATE             PERIOD              PAYMENT DATE            PERIOD
------------------------------------------------------------------------------------------------
Series A                 0.95%         October 14, 2003      October 15, 2003          13
Series B                 0.95%         October 15, 2003      October 16, 2003          14

After the initial Dividend Period, each subsequent Dividend Period for each series of APS will generally consist of seven days; provided, however, that prior to any Auction, the Trust may elect, subject to certain limitations, upon notice to holders of APS of the applicable series, a Special Dividend Period for any or all series.

Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to agent members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS--Dividends and Dividend Periods."

ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS

Dividends paid by the Trust, to the extent paid from tax-exempt income earned on municipal securities, will be exempt from federal income tax, although a portion of those dividends may be a tax preference item for purposes of the federal alternative minimum tax. In addition, for corporations, interest on all municipal obligations is taken into account in the computation of income subject to the federal alternative minimum tax. The Trust is required to allocate tax-exempt interest, net capital gains and other income subject to federal income tax, if any, proportionately among dividends paid on the Common Shares and APS. Except as noted below and under "Description of APS--Auction Procedures," whenever the Trust is aware that it will include any net capital gains or other income that is subject to federal income tax, but not including for this purpose income that is exempt for regular federal income tax purposes but subject to the alternative minimum tax ("Taxable Income"), in any dividend on the APS, the Trust will notify the Auction Agent prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent in turn will notify each Broker-Dealer whenever it receives any such notice from the Trust, and each Broker-Dealer will notify the Beneficial Owners of the APS held through such Broker-Dealers and Potential Beneficial Owners. In the alternative, the Trust may include such Taxable Income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the regular federal income tax effect thereof or, in certain circumstances, makes a gross-up dividend, in an amount described below under "Gross-up Dividends." The amount of Taxable Income otherwise allocable to the APS will depend upon the amount of such income realized by the Trust and other factors. See "Federal income tax matters" and "Description of APS--Auction Procedures."

GROSS-UP DIVIDENDS

The Trust may retroactively allocate any net capital gains or other Taxable Income to dividends paid on the APS during the then current or immediately preceding fiscal year of the Trust without giving the advance notice described in the preceding section. If the Trust does make a retroactive allocation of Taxable Income, the Trust will make certain payments ("Gross-up Dividends") to holders of the APS to which such allocation was made to offset substantially the regular federal income tax effect of such allocation and the taxable portion, if any, of the offsetting payments. If the retroactive allocation were to be made after the end of the calendar year, a holder of APS may be required to amend its tax return for such year. No payments will be made to offset state or local taxes or any federal alternative minimum tax. The Trust shall not be required to pay Gross-up Dividends with respect to any net capital gain or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Trust. See "Description of APS--Dividends and Dividend Periods--Gross-up Dividends" and "Federal income tax matters."

DETERMINATION OF MAXIMUM APPLICABLE RATES

Except during a period when the Trust has failed to pay certain amounts with respect to the APS (a "Non-Payment Period"), the Applicable Rate for any Dividend Period for APS will not be more than the maximum Applicable Rate for each series of APS which will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The "Maximum Applicable Rate" will be the percentage specified below of the "Reference Rate" which is (i) with respect to any 7-Day Dividend Period or any Short-Term Dividend Period having 28 or fewer days, the higher of a rate based upon the rate payable on "AA" commercial paper and the taxable equivalent of a rate based upon short-term municipal obligations, (ii) with respect to any Short-Term Dividend Period having more than 28 but fewer than 183 days, a rate based upon the rate payable on "AA" commercial paper, (iii) with respect to any Short-Term Dividend

Period having 183 or more but fewer than 364 days, a rate based upon U.S. Treasury Bills and (iv) with respect to any Long-Term Dividend Period, a rate based upon U.S. Treasury Notes. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to the APS by Fitch or Moody's (or, if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a substitute rating agency) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any Dividend Period that net capital gains or other taxable income will be included in such dividend on the APS, as follows:

         CREDIT RATINGS ON APS
------------------------------------------        APPLICABLE PERCENTAGE OF              APPLICABLE PERCENTAGE OF
     MOODY'S                FITCH             REFERENCE RATE--NO NOTIFICATION         REFERENCE RATE--NOTIFICATION
------------------------------------------------------------------------------------------------------------------
Aaa                     AAA                               110%                                    125%
Aa3 or higher           AA- or higher                     125%                                    150%
A3 to A1                A- to A+                          150%                                    200%
Baa to Baa1             BBB- to BBB+                      175%                                    250%
Below Baa               Below BBB-                        200%                                    300%

There is no minimum Applicable Rate in respect of any Dividend Period. The Maximum Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends and Dividend Periods--Non-Payment Period; Late Charge," will be 200% of the Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

ASSET MAINTENANCE

Under the Statement of Preferences of Auction Preferred Shares (the "Statement"), which establishes and fixes the rights and preferences of the shares of each series of APS, the Trust must maintain:

- Asset coverage (the "APS Basic Maintenance Amount") of the APS as required by the Rating Agencies. The APS Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the APS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares, and (b) certain accrued and projected dividend and other payment obligations of the Trust. Moody's and Fitch have each established separate guidelines for calculating discounted value of the Trust's assets for purposes of this test. To the extent any particular portfolio holding does not satisfy a Rating Agency's guidelines, all or a portion of the holding's value will not be included in the Rating Agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Trust's portfolio.

- Asset coverage of at least 200% with respect to senior securities that are stock, including the APS (the "1940 Act Preferred Share Asset Coverage").

In the event that the Trust does not maintain or cure these coverage tests, some or all of the APS will be subject to mandatory redemption. See "Description of APS--Mandatory Redemption."

Based on the composition of the Trust's portfolio as of September 12, 2003, the asset coverage of the APS, as measured pursuant to the 1940 Act, would be approximately 409% if the Trust were to issue the APS offered by this Prospectus.

MANDATORY REDEMPTION

If the APS Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the mandatory redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS as described herein. See "Description of APS--Dividends and Dividend Periods--Gross-up Dividends." Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic

Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be. The Trust's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of APS--Redemption--Mandatory Redemption."

OPTIONAL REDEMPTION

The APS are redeemable at the option of the Trust, as a whole or in part, on any Dividend Payment Date (except during the initial Dividend Period or a Special Dividend Period with respect to which the Trust has agreed not to redeem APS voluntarily (a "Non-Call Period")) at the optional redemption price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period (that is, a period during which APS are only redeemable at the option of the Trust at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium). See "Description of APS--Redemption--Optional Redemption." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of APS as described herein. See "Description of APS--Dividends and Dividend Periods--Gross-up Dividends."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of the liquidation of the Trust as provided herein. See "Description of APS--Dividends and Dividend Periods--Gross-up Dividends."

RATING

It is a condition to their issuance that the APS be issued with a credit quality rating of "AAA" and "Aaa" from Fitch and Moody's, respectively, which rating may be changed or withdrawn at any time without notice. The Trust may at some future time seek to have the APS rated by an additional or substitute rating agency. See "Description of APS--Rating Agency Guidelines and Asset Coverage."

VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other preferred shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other preferred shares are unpaid. The holders of APS and any other preferred shares will vote as a separate class on certain other matters as required under the Agreement and Declaration of Trust and the Statement and under the 1940 Act. See "Description of APS--Voting Rights," and "Certain Provisions of the Agreement and Declaration of Trust and By-Laws."

AUCTION PROCEDURES

Separate Auctions will be conducted for each series of Preferred Shares. Unless otherwise permitted by the Trust, investors may only participate in Auctions through their Broker-Dealers. The process for determining the Applicable Rate on the APS described in this section is referred to as the "Auction Procedures" and each setting of the Applicable Rate as an "Auction."

SUBMISSION OF HOLD ORDERS, BIDS AND SELL OFFERS

Broker-Dealers will submit the orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent. On or prior to each Auction date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit orders to its Broker-Dealer as follows:

- "Hold Order"--indicating its desire to hold the APS without regard to the dividend rate for the next Dividend Period for such shares.

- "Bid"--indicating its desire to hold the APS, provided that the dividend rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

- "Sell Order"--indicating its desire to sell the APS without regard to the dividend rate for the next Dividend Period for such shares.

A Beneficial Owner may submit a combination of Hold, Bid and Sell Orders with respect to an Auction, provided that the total number of APS covered by such orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers to purchase additional APS in such Auction, the Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below.

Potential Beneficial Owners may submit Bids through their Broker-Dealers. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered. Neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

ORDERS DEEMED TO BE DELIVERED

The Auction Agent will treat bids by Beneficial Owners with designated dividend rates higher than the Maximum Applicable Rate as Sell Orders. If a Beneficial Holder does not submit an order (including due to a failure of the Broker-Dealer to submit an order on behalf of a Beneficial Owner), the Auction Agent will deem the Beneficial Owner to have submitted a Hold Order if the Auction relates to a Dividend Period of 91 days or less and a Sell Order if the Auction relates to a Special Dividend Period of longer than 91 days.

BROKER-DEALERS MAY HOLD APS

A Broker-Dealer may hold APS for its own account as a Beneficial Owner. A Broker-Dealer may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers.

DETERMINATION OF APPLICABLE RATE IN AUCTION

"Sufficient Clearing Bids" exist in an Auction if, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders. If sufficient Clearing Bids exist, the Applicable Rate will be the lowest rate per annum specified in the submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate. Consequently, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, the Auction may not provide liquidity of investment to Existing Holders and the Beneficial Owners they represent. If all Existing Holders submit (or the corresponding Beneficial Owners are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be a 7-Day Dividend Period, and the Applicable Rate will be 60% of the applicable Reference Rate on the date of the Auction.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

The following is a simplified example of how a typical Auction works. Assume that the Trust has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders transmitted to them by their corresponding Beneficial Owners and their corresponding Potential Beneficial Owners:

Existing Holder A            Holds 500 shares, wants to                Bid of 2.1% rate for all
                             sell all 500 shares if                    500 shares
                             Applicable Rate is less than 2.1%

Existing Holder B            Holds 300 shares, wants to hold           Hold Order--will take the
                                                                       Applicable Rate

Existing Holder C            Holds 200 shares, wants to                Bid of 1.9% rate for all
                             sell all 200 shares if                    200 shares
                             Applicable Rate is less than 1.9%

Potential Holder D           Wants to buy 200 shares                   Place order to buy at or
                                                                       above 2.0%

Potential Holder E           Wants to buy 300 shares                   Place order to buy at or
                                                                       above 1.9%

Potential Holder F           Wants to buy 200 shares                   Place order to buy at or
                                                                       above 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). For the purposes of the example, the lowest dividend rate is 2.0% at which there is Sufficient Clearing Bids and, therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to hold their shares. Existing Holder A will sell its shares because A's bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

ORDERS IRREVOCABLE

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery by book-entry to their agent members. The Securities Depository will make payment to the sellers' agent members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of APS--The Auction."

FINANCIAL HIGHLIGHTS (UNAUDITED)

Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on July 21, 2003 through July 31, 2003. Since the Trust was recently organized and commenced investment operations on July 21, 2003, the table covers less than one month of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objectives and principal investment strategies. Accordingly, the information presented does not provide a meaningful picture of the Trust's future operating performance.

                                                                                     FOR THE PERIOD FROM
                                                                                        JULY 21, 2003(1)
                                                                                   THROUGH JULY 31, 2003
                                                                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE (2)
   Net asset value, beginning of period                                                   $        14.33(5)
                                                                                          --------------
   Increase (decrease) from investment operations:
      Net investment income                                                                         0.01
      Net realized and unrealized loss on investments                                              (0.26)
      Distributions to preferred shareowners from net investment income                               --
                                                                                          --------------
      Net increase from investment operations                                             $        (0.25)
   Capital charge with respect to issuance of:
      Common Shares                                                                                (0.03)
                                                                                          --------------
   Net decrease in net asset value                                                        $        (0.28)
                                                                                          ==============
   Net asset value, end of period (3)                                                     $        14.05
                                                                                          ==============
   Market value, end of period*                                                           $        15.00
                                                                                          ==============
      Total Return at market value (6)                                                                 0%
      Total Return on NAV (7)                                                                      (1.95)%
RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES
   Net Expenses (8)                                                                                 0.76%(4)
   Net investment income before APS dividends (8)                                                   2.33%(4)
   Preferred share dividends                                                                          --%(4)
   Net investment income available to holders of Common Shares                                      2.33%(4)
   Portfolio turnover                                                                                  1%
   Net assets of holders of Common Shares, end of period (in thousands)                   $      288,109
   APS outstanding (in thousands)                                                         $           --
   Asset coverage per preferred share, end of period                                      $           --
   Average market value per preferred share                                               $           --
   Liquidation value per preferred share                                                  $           --
RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES BEFORE REIMBURSEMENT
   OF ORGANIZATION EXPENSES
   Net Expenses (8)                                                                                 1.26%(4)
   Net investment income before APS dividends (8)                                                   1.83%(4)
   Preferred share dividends                                                                          --%(4)
   Net investment income available to holders of Common Shares                                      1.83%(4)

(1) Trust shares were first publicly offered on July 18, 2003.
(2) The per share data presented above is based upon the average Common Shares outstanding for the period presented.
(3) Net asset value and market value are published in BARRON'S on Saturday, The WALL STREET JOURNAL on Monday and THE NEW YORK TIMES on Monday and Saturday.
(4) Annualized.
(5) Net asset value immediately after the closing of the first public offering as $14.30.
(6) Total investment return is calculated assuming a purchase of Common Shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.

(7) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675, and the ending net asset value per share of $14.05.

(8) Ratios do not reflect the effect of dividend payments to holders of APS.

The information above represents the unaudited operating performance for a Common Share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's Common Shares.

The Trust

Pioneer Municipal High Income Trust is a recently organized, diversified, closed-end management investment company. The Trust was organized under the laws of the State of Delaware on March 13, 2003, and has registered under the 1940 Act. As a recently organized entity, the Trust has no operating history. The Trust's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

On July 22, 2003, the Trust issued an aggregate of 20,500,000 common shares of beneficial interest, no par value, pursuant to an initial public offering. On August 13, 2003, the Trust issued 1,500,000 common shares of beneficial interest pursuant to an over-allotment option. The Common Shares are traded on the NYSE under the symbol "MHI."

The following provides information about the Trust's outstanding shares as of July 31, 2003.

                                                                                 AMOUNT HELD
                                                                             BY THE TRUST OR               AMOUNT
TITLE OF CLASS                                  AMOUNT AUTHORIZED            FOR ITS ACCOUNT          OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
Common Shares                                   Unlimited                          0                   20,506,981
APS
   Series A                                     Unlimited                          0                            0
   Series B                                     Unlimited                          0                            0

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of the Trust as of July 31, 2003, and as adjusted to give effect to (i) the issuance of 1,500,000 Common Shares pursuant to the over-allotment option and (ii) the issuance of the APS offered hereby (including estimated offering expenses of $202,000 and a sales load of $250 per APS).

                                                                                             ACTUAL         AS ADJUSTED
---------------------------------------------------------------------------------------------------------------------------
APS, $0.0001 par value, $25,000 stated value per share, at liquidation value, including dividends payable; unlimited shares authorized (no shares issued;
   4,040 shares issued, as adjusted)                                                 $            0      $  101,000,000
                                                                                     ==============      ==============
Shareholder's equity:
   Common Shares, no par value per share; unlimited shares authorized,
     20,506,981 shares outstanding (22,006,981 as adjusted) (1)                      $  293,147,503      $  313,378,003
                                                                                     --------------      --------------
   Undistributed net investment income                                               $      186,237      $      186,237
                                                                                     --------------      --------------
   Accumulated net realized loss on investments                                      $       (7,981)     $       (7,981)
                                                                                     --------------      --------------
   Net unrealized loss on investments                                                $   (5,216,296)     $   (5,216,296)
                                                                                     --------------      --------------
   Net assets attributable to holders of Common Shares                               $  288,109,463      $  308,339,963
                                                                                     ==============      ==============

   (1) None of these outstanding shares are held by or for the account of the Trust

PORTFOLIO COMPOSITION

As of September 19, 2003, approximately 99% of the market value of the Trust's portfolio was invested in municipal securities and approximately 1% of the market value of the Trust's portfolio was invested in other securities and short-term instruments. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of September 19, 2003, based on the highest rating assigned each investment.

CREDIT RATING (MOODY'S/S&P)                  NUMBER OF ISSUES                VALUE                     PERCENT
-----------------------------------------------------------------------------------------------------------------
Aaa/AAA                                             14                 $    85,514,808                  26.3%
Aa/AA                                                3                       8,931,372                   2.7
A/A                                                  2                       8,937,683                   2.7
Baa/BBB                                             27                      99,174,350                  30.5
Ba/BB                                                7                      18,386,414                   5.6
B/B                                                 16                      51,410,296                  15.8
Caa/CCC                                              4                       8,383,635                   2.6
Unrated                                             10                      41,750,683                  12.8
Short-Term                                           1                       3,181,156                   1.0
                                                    --                 ---------------               -------
   Total                                            84                 $   325,670,397                 100.0%
                                                    ==                 ===============               =======

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. Distributions of interest income from the Trust's portfolio of municipal securities generally will be exempt from regular federal income tax. As a secondary investment objective, the Trust also may seek capital appreciation to the extent consistent with its primary objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. The Trust's investment objectives and its policy discussed under "--Portfolio contents" with respect to investment in municipal securities are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. There can be no assurance that the Trust will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. In managing the Trust's portfolio, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Trust's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state levels and in-depth credit research conducted by the Adviser's investment staff.

SECURITY SELECTION

The Adviser anticipates that the Trust's investment in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust's investment objectives. In assessing the appropriate maturity, rating and sector weightings of the Trust's portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

The Adviser attempts to identify investment grade and below investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal securities market that present the best relative value opportunities and then bases the Trust's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Trust's portfolio management team also maintains frequent contact with the Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal securities credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias toward long-term security selection rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that this process will be successful.

DURATION MANAGEMENT

The Adviser will actively manage the duration of the Trust's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. While the Trust is not limited in the range of its portfolio's average duration, in the current market environment the Adviser expects that, once fully invested, the Trust's initial portfolio will have an average duration of between eight and twelve years (including the effect of anticipated leverage). In the future, the Adviser will modify the average duration of the Trust's portfolio in response to economic and market conditions. The Trust may employ certain strategies to reduce the Trust's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Trust will do so or that such strategies will be successful.

CREDIT MANAGEMENT

The Trust may invest in municipal securities with a broad range of credit ratings, including both investment grade and below investment grade municipal securities. At least 50% of the Trust's portfolio of municipal securities will be rated investment grade at the time of acquisition (that is, at least Baa by Moody's or BBB by S&P) or, if unrated, determined by the Adviser to be of comparable credit quality. No more than 50% of the Trust's portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody's or BB of the or lower by S&P) or, if unrated, determined by the Adviser to be of comparable credit quality. The Trust anticipates an initial allocation to below investment grade securities of approximately 35%, although the actual allocation of the Trust's investments will be subject to market conditions at the time the Trust commences investment operations. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated BB or Ba may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated CCC, CC, C, Caa, Ca or C are generally speculative to a high degree. These municipal securities may be in default or there may be present elements of danger with respect to principal or interest. Generally, issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitment on such municipal securities. The Trust may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase. Under normal market conditions, the dollar-weighted average credit rating of the Trust's portfolio of municipal securities will be at least investment grade.

The Adviser will determine the allocation of the Trust's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and non-investment grade securities widens, the Adviser will allocate a greater portion of the Trust's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Trust's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Trust's investment in lower quality non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Trust payable by revenue derived from issuers followed by its staff focusing on below investment grade corporate issuers. The Adviser believes that a prudent blend of investment grade and non-investment grade municipal securities offers investors the opportunity for high current yield while managing credit risk. Covering a broad range of sectors and issuers, below investment grade municipal securities have been trading in 2003 with historically wide spreads and what the Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities have also shown low correlation to other asset classes, including corporate bonds and U.S. Treasury securities, providing potential diversification to an investment portfolio.

PORTFOLIO CONTENTS

Under normal market conditions, the Trust seeks to achieve its investment objectives by investing substantially all (at least 80%) of its assets (net assets plus borrowing for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities. The municipal securities in

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which the Trust invests may have fixed or variable principal payments and all types of interest payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Although distributions of interest income from the Trust's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. Up to 25% of the Trust's total assets may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder's liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Trust.

Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal, and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities.

The descriptions of the investment grade rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings' limitations on securities in which the Trust may invest and the dollar-weighted average credit rating of the Trust's portfolio shall apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Trust's initial investment in such security. The Trust is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Adviser will use the highest rating in applying its investment policies.

MUNICIPAL SECURITIES

Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the

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proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities.

One or a small number of institutional investors such as the Trust may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

Although distributions of interest income from the Trust's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. You should consult your tax adviser as to whether the alternative minimum tax applies to you and as to whether you will be subject to state and local taxes on your distributions from the Trust.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, might materially and adversely affect the Trust.

MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

The Trust may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase, which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Trust's original investment. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations

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generally provide the Trust with the right to demand payment, on not more than seven days' notice, of all or any part of the Trust's participation interest in the underlying municipal securities, plus accrued interest.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Trust's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Trust may be determined by the Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation;
(ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Trust.

MUNICIPAL NOTES

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES

The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other

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governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PRIVATE ACTIVITY BONDS

Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Trust's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Trust's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Trust intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Trust will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Trust intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

The Trust may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Trust will take the time remaining until the next scheduled auction

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date into account for purpose of determining the securities' duration. The
Trust's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act.

ILLIQUID SECURITIES

The Trust may invest in bonds or other municipal securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. The Trust may invest up to 20% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that the Adviser determines to be liquid under procedures approved by the Board of Trustees are not subject to these restrictions. Such investments may affect the Trust's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net asset value" for information with respect to the valuation of illiquid securities.

STRUCTURED SECURITIES

The Trust may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Trust's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

INSURED MUNICIPAL SECURITIES

The Trust may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Trust to receive at maturity the face or par value of the securities held by the Trust. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Trust. The Trust may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

STANDBY COMMITMENTS

In order to enhance the liquidity of municipal securities, the Trust may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Trust pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Trust.

Because the period prior to the put date is generally less than 365 days, the Trust generally values the municipal securities subject to the standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Adviser may determine that amortized cost represents the fair value of the securities. The

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exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to the standby commitments for purposes of determining the Trust's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Trust's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

ZERO COUPON SECURITIES

The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust's distribution obligations, in which case the Trust will forgo the purchase of additional income producing assets with these funds.

OTHER INVESTMENT COMPANIES

The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Trust may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Trust or (iii) more than 5% of the Trust's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Trust is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. However, the Adviser has an exemptive order from the Securities and Exchange Commission that permits the Trust to invest cash balances in money market funds managed by the Adviser.

The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Trust. Income generated from the Trust's investment in another investment company may not be tax-exempt.

DEFENSIVE AND TEMPORARY INVESTMENTS

Normally, the Trust invests substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in cash or cash equivalent short-term obligations, including, but not limited to, short-term municipal securities, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax. The Trust may also invest all or any portion of its assets in such instruments for temporary defensive purposes. During such periods, the Trust may not be able to achieve its investment objectives.

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STRATEGIC TRANSACTIONS

The Trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use these practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result. Income earned from strategic transactions will not be tax-exempt.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions, such as interest rate swaps, caps, floors or collars, and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "strategic transactions." The Trust generally seeks to use strategic transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use strategic transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Trust for investment purposes.

REPURCHASE AGREEMENTS

The Trust may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust's purchase price, with the difference being income to the Trust. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with the Trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust's custodian in a segregated, safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Trust has not perfected a security interest in the security, the Trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction. Any income generated by repurchase agreements will not be tax-exempt.

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LENDING OF PORTFOLIO SECURITIES

The Trust may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements that require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. Any income generated from securities lending will not be tax-exempt.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Trust's total assets.

PORTFOLIO TURNOVER

It is the policy of the Trust not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing APS, you should consider carefully the following risks that you assume when you invest in the Trust.

RISKS OF INVESTMENT IN APS

AUCTION RISK

The dividend rate for the APS normally is set through an auction process. In the Auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. You may not be able to sell your APS at an Auction if the Auction fails. An Auction fails if there are more APS offered for sale than there are buyers. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such APS in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Trust is obligated to purchase APS in an Auction or otherwise, nor is the Trust required to redeem APS in the event of a failed Auction. Also, if you place Hold Orders (orders to retain APS) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. Additionally, if you elect to retain APS without specifying a dividend rate below which you would not wish to continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. Finally, the Dividend Period for the APS may be changed by the Trust, subject to certain conditions with notice to the holders of APS, which could also effect the liquidation of your investment. See "Description of APS--Auction Procedures."

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RATINGS AND ASSET COVERAGE RISK

While it is expected that the Rating Agencies will assign a rating of "AAA/Aaa" to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS. Fitch or Moody's could downgrade its rating of the APS or withdraw its rating of the APS at any time without prior notice to the Trust or shareholders, which may make your APS less liquid at an Auction or in the secondary market. If Fitch or Moody's downgrades the APS, the Trust may alter its portfolio or redeem APS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Trust fails to satisfy the asset coverage ratios discussed under "Description of APS--Rating Agency Guidelines and Asset Coverage," the Trust will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. The Trust may be required to redeem APS at a time when it is not advantageous for the Trust to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption at a time that may be disadvantageous to the Trust or the holders of the APS. While a sale of substantially all the assets of the Trust or the merger of the Trust into another entity would require the approval of the holders of the APS voting as a separate class as discussed under "Description of APS--Voting Rights," a sale, lease or exchange of all or substantially all the assets of the Trust or the merger or consolidation of the Trust with or into another entity would not be treated as a liquidation of the Trust nor require that the Trust redeem the APS, in whole or in part, provided that the Trust continues to comply with the asset coverage ratios discussed under "Description of APS--Rating Agency Guidelines and Asset Coverage." See "Description of APS--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

SECONDARY MARKET RISK

If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a Special Dividend Period (a rate period of more than seven days) for a series, changes in interest rates could affect the price you would receive if you sold your APS of that series in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS. You may transfer APS outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Trust's Auction Agent, Deutsche Bank Trust Company Americas, or other person as the Trust permits. The Trust does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer Agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the APS. Broker-Dealers that maintain a secondary trading market for APS are not required to maintain this market, and the Trust is not required to redeem APS if an Auction or an attempted secondary market sale fails because of a lack of buyers. The APS will not be listed on any stock exchange or the Nasdaq National Market. If you sell your APS to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction. However, if you sell your APS through the Auction, you will not receive less than $25,000 plus accrued dividends.

INTEREST RATE RISK

The APS pay dividends based on short-term interest rates. The Trust invests the proceeds from the issuance of the APS principally in municipal securities, which bear dividends or interest rates reflecting intermediate and long-term interest rates. The interest or dividend rates on municipal securities are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends to be paid to holders of APS exceeds the income from the municipal securities and other investments purchased by the Trust with the proceeds from the sale of APS. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Trust's

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investment portfolio by a wide margin before the Trust's ability to pay dividends on the APS would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of the Trust's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

LEVERAGE RISK

The Trust expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Trust's Common Shares. If the dividend rate on the APS exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower net asset value than if the Trust were not leveraged, and the Trust's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Similarly, any decline in the net asset value of the Trust's investments could result in the Trust being in danger of failing to meet its asset coverage requirements or of losing its expected "AAA/Aaa" rating by the Rating Agencies on the APS or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the APS. To counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the APS.

It is currently anticipated that, taking into account the APS being offered in this Prospectus, the initial amount of leverage will represent approximately 25% of the Trust's total assets.

The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Trust and the APS' asset coverage.

While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Trust's net asset value relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser will be calculated on the basis of the Trust's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the APS), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Trust's Common Shares and APS, both by the 1940 Act and by requirements imposed by Fitch, Moody's or a substitute rating agency, might impair the Trust's ability to satisfy minimum distribution requirements that it must satisfy to be treated as a regulated investment company for federal income tax purposes. While the Trust intends to redeem APS to enable the Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Federal income tax matters."

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GENERAL RISKS OF INVESTING IN THE TRUST

LIMITED OPERATING HISTORY

The Trust is a newly organized, diversified, closed-end management investment company and has a limited operating history or history of public trading.

MUNICIPAL SECURITIES MARKET RISK

The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities. Changes in the value of the municipal securities held in the Trust's portfolio arising from these or other factors will cause changes in the Trust's net asset value per share.

The ability of a municipal issuer to repay obligations on municipal securities, other than private activity bonds, is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Adviser than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Trust. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

TAX RISK

The value of the Trust's investments and its net asset value may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Trust's

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net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Trust is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

CREDIT AND JUNK BOND RISK

Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Trust should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

The Trust intends to purchase debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in municipal securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Trust is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to a deteriorating economic environment

-    greater risk of loss due to default or declining credit quality

- adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments

- if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2003, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Trust's net asset value and the market value of its Common Shares. In addition, the Trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Trust may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Trust would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

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The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor, which may have an adverse effect on the Trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Trust's net asset value.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Trust's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

INTEREST RATE RISK

Interest rate risk is the risk that municipal securities (and the Trust's net assets) will decline in value because of changes in interest rates. In addition to the risks discussed above, high yield municipal securities are subject to the following interest rate risks:

- if interest rates go up, the value of debt securities in the Trust's portfolio generally will decline

- during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. High yield municipal securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a high yield security if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer

- the Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect

MATURITY RISK

The Trust may invest in municipal securities of any maturity, although the Adviser anticipates that the Trust will generally invest in intermediate to long-term municipal securities. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Trust's municipal security investments may affect the volatility of the Trust's share price.

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CALL RISK

The issuers of municipal securities held by the Trust may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Trust may not be able to reinvest that principal at attractive rates, reducing income to the Trust. The Trust also may lose the premium paid for the securities.

CONCENTRATION RISK

The Trust may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Trust will not invest more than 25% of its total assets in issuers in a single industry, nor will the Trust invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry," and general obligations of a state are not subject to the 5% limitation set forth above. For purpose of the 5% limitation, the Trust will treat a revenue obligation payable from revenues received by the municipal issuer from a single entity (the "underlying obligor") as being issued by the underlying obligor. The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Trust. The Trust may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector, and the Adviser anticipates that the Trust's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Trust's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Trust is not required to diversify its holdings in municipal securities among a fixed number of states, economic sectors, and, consequently, the Trust's portfolio may be adversely affected by developments in a single state or region. Concentration of the Trust's investments in one or a limited number of states or economic sectors will subject the Trust, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Trust has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Trust invests more than 25% of its assets in municipal securities of issuers in a single state, the Trust will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state which may adversely affect tax receipts and other municipal revenue. For example, Moody's and S&P both placed their ratings of California general obligations on credit watch due to increased uncertainty regarding the timing of state budget adoption and the potential negative effect that prolonged delay in budget resolution could have on California's ability to meet its debt obligations. The Trust will issue a press release in the event that more than 25% of the value of the Trust's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Trust focuses its assets in the hospital and healthcare sector, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

The Trust may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is

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dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversly the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Trust intends to limit its investment in tobacco settlement bonds to approximately 10% of the Trust's total assets.

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Trust's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contacts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Trust's limitation on investments in illiquid securities.

ILLIQUID INVESTMENTS RISK

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at times when the Trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Trust's operations require cash and could result in the Trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Trust's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issuers.

DERIVATIVES RISK

Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability successfully to use derivatives depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Trust for investment purposes.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Trust may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Trust than if it had not engaged in any such transactions. There may be an imperfect correlation between the Trust's portfolio holdings and futures contracts or options on futures contracts entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Trust's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Depending on whether the Trust would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Trust fails to maintain the required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Trust loses its expected rating on the preferred shares or fails to maintain other covenants, the Trust may be required to redeem some or all of the preferred shares. Similarly, the Trust could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily. The Trust will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Trust's leverage.

The use of interest rate swaps, collars, caps and credit default swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the APS or interest payments on borrowings. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

DESCRIPTION OF APS

THE FOLLOWING IS A BRIEF DESCRIPTION OF THE MATERIAL TERMS OF THE APS. THIS DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, THE STATEMENT, INCLUDING THE PROVISIONS THEREOF ESTABLISHING THE APS. THE STATEMENT ESTABLISHING THE TERMS OF THE APS HAS BEEN ATTACHED AS APPENDIX C TO THE STATEMENT OF ADDITIONAL INFORMATION.

The APS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Trust's Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of APS. The Applicable Rate for a particular Dividend Period for the APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate in order to continue to hold their APS. For an explanation of Auctions and the method of determining the Applicable Rate, see "--Dividends and Dividend Periods" below and "The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of the APS. Accordingly, each purchaser of APS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's agent member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's agent member, to evidence its beneficial ownership of the APS.

The Series A APS and Series B APS will rank on parity with each other and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each share of APS carries one vote on matters on which APS can be voted. When issued and sold, the APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and non-assessable. See "--Liquidation." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of the liquidation of the Trust as provided herein. The APS will not be convertible into Common Shares or other shares of beneficial interest of the Trust, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Trust on any Dividend Payment Date for the APS (except during the initial Dividend Period and during a Non-Call Period) of such series at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the APS will be subject to mandatory redemption by the Trust at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "--Redemption."

DIVIDENDS AND DIVIDEND PERIODS

The holders of APS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "--Calculation of Dividend Payment," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares. Dividends on the APS, to the extent that they are derived from interest payments on municipal securities, generally will be exempt from federal income tax, although a portion of those dividends may be a tax preference item for purposes of the federal alternative minimum tax for individuals or entities subject to such tax ("Preference Item") and all of those dividends may result in or increase a corporate shareholder's liability for federal alternative minimum tax. See "Federal income tax matters." The following is a general description of dividends for the APS.

DIVIDEND PERIODS

The initial Dividend Payment Date for each series of APS is set forth below. Any subsequent Dividend Period will generally be seven (7) days for each series of the APS; provided, however, that prior to any Auction, the Trust may elect, subject to certain limitations described herein and upon giving notice to Existing Holders, a Special Dividend Period. See "--Designation of Special Dividend Periods."

DIVIDEND PAYMENT DATES

Dividends on the APS will be payable, when, as and if declared by the Trust's Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Initial Dividend Payment Dates are scheduled as follows:

                                                     INITIAL DIVIDEND
                                                       PAYMENT DATE
          -----------------------------------------------------------
          Series A                                   October 15, 2003
          Series B                                   October 16, 2003

Following the initial Dividend Payment Date, dividends on each series of APS will be payable (i) with respect to any 7-Day Dividend Period or any Short-Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of the Dividend Period or (ii) with respect to any Short-Term Dividend Period of more than 35 days and with respect to any Long-Term Dividend Period, monthly on the first Business Day of each calendar month during such Short-Term Dividend Period or Long-Term Dividend Period and on the Business Day next succeeding the last day of the Dividend Period. If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the first Business Day next succeeding the regular Dividend Payment Date.

Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to agent members. These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as agent member.

CALCULATION OF DIVIDEND PAYMENT

The amount of cash dividends per APS of each series payable (if declared) on the initial Dividend Payment Date, the Dividend Payment Date of each 7-Day Dividend Period and each Dividend Payment Date of each Short-Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent. During any Long-Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent.

Dividends on APS will accumulate from the date of their original issue, which is October 2, 2003. The initial dividend rate is 0.95% for Series A APS. The initial dividend rate is 0.95% for Series B APS. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate for a series determined at

Auction for such series, except that the dividend rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.

MAXIMUM APPLICABLE RATE

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any 7-Day Dividend Period or any Short-Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Financial Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate, (ii) with respect to any Short-Term Dividend period having more than 28 but fewer than 183 days, the applicable "AA" Financial Composite Commercial Paper Rate, (iii) with respect to any Short-Term Dividend Period having more than 183 but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long-Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to the APS by Fitch or Moody's (or, if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a substitute rating agency) and (ii) whether or not the Trust has given notification to the Auction Agent prior to the Auction that any Taxable Income will be included in the dividend as follows:

   CREDIT RATINGS ON APS
-----------------------------       APPLICABLE PERCENTAGE OF          APPLICABLE PERCENTAGE OF
   MOODY'S         FITCH         REFERENCE RATE--NO NOTIFICATION    REFERENCE RATE--NOTIFICATION
------------------------------------------------------------------------------------------------
Aaa            AAA                            110%                              125%
Aa3 or higher  AA- or higher                  125%                              150%
A3 to A1       A- to A+                       150%                              200%
Baa to Baa1    BBB- to BBB+                   175%                              250%
Below Baa      Below BBB-                     200%                              300%

Prior to each Dividend Payment Date, the Trust is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Trust does not intend to establish any reserves for the payment of dividends.

"AA Financial Composite Commercial Paper Rate" on any date means (i) (A) the interest equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the certain specified commercial paper dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%).

"Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference for purposes of the federal alternative minimum tax for individuals, divided by
(B) 1.00 minus the maximum federal marginal tax rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligation Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum federal marginal tax rate (expressed as a decimal).

"Treasury Bill Rate," on any date for any Dividend Period, means (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or
(ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Dividend Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government securities dealers to the Auction Agent.

"Treasury Note Rate," on any date for any Dividend Period, means (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Dividend Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from specified U.S. Government securities dealers to the Auction Agent.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

While any of the APS are outstanding, the Trust, except as provided below, may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares. In addition, the Trust may not call for redemption or redeem any of its Common Shares. However, the Trust is not confined by the above restrictions if:

- immediately after such transaction, the discounted value (according to Rating Agency guidelines) of the Trust's portfolio would be equal to or greater than the APS Basic Maintenance Amount and the value of the Trust's portfolio would be equal to or greater than the 1940 Act Perferred Share Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below)

- full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent

- the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Statement

The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with APS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on the APS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the APS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with APS through their most recent respective dividend payment dates, the amount of dividends declared per share on APS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

INCLUSION OF TAXABLE INCOME IN DIVIDENDS

Where the Trust is aware that it will include any net capital gains or other Taxable Income in any dividend on APS, the Trust will notify the Auction Agent of the amount to be so included prior to the Auction date on which the Applicable Rate for the dividend is to be established. The Trust may also include such income in a dividend on shares of APS without giving notice in advance of the Auction date if it increases the dividend by an additional amount calculated as if such income were the subject of a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend (as described immediately below) and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date. The Trust may also retroactively allocate Taxable Income as set forth under "-- Gross-up Dividends".

GROSS-UP DIVIDENDS

The Trust may retroactively allocate net capital gains or other Taxable Income (a "Retroactive Taxable Allocation") to dividends paid on the APS without giving the advance notice to the Auction Agent described below under "-- The Auction -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends." If the Trust does make a Retroactive Taxable Allocation, the Trust, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the share books of the Trust. Within 30 days after such notice is given to the Auction Agent, the Trust will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Gross-up Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Federal income tax matters."

A "Gross-up Dividend" means a payment to a present or former holder of the APS of an amount, which, when giving effect to the Retroactive Taxable Allocation made to such holder with respect to the fiscal year in question, would cause such holder's after-tax return (taking into account both the Retroactive Taxable Allocation and the Gross-up Dividend) to be equal to the after-tax return the holder would have received if there had been no Retroactive Taxable Allocation. A Gross-up Dividend shall be calculated (i) without consideration being given to the time value of money, (ii) assuming that none of the dividends received from the Trust is a Preference Item and (iii) assuming that each Retroactive Taxable Allocation would be taxable to each holder of APS at the maximum marginal federal income tax rate (including any surtax) applicable to the taxable character of the distribution (that is, ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any state and local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions or the benefit of lower tax brackets). The Trust generally intends to designate any Gross-up Dividend as an "exempt-interest" dividend to the extent permitted by applicable law. However, a portion or all of any Gross-up Dividend will be taxable to the recipient thereof. See "Federal income tax matters." The Trust will not pay a further Gross-up Dividend with respect to any taxable portion of a Gross-up Dividend. The Trust shall not be required to pay Gross-up Dividends with respect to any net capital gain or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Trust.

DESIGNATION OF SPECIAL DIVIDEND PERIODS

The Trust, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS of a series will be a number of days (other than seven days) evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short-Term Dividend Period or one whole year or more but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions have been paid in full. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction date for the APS of that series and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the optional redemption price of the APS of that series during such Special Dividend Period and the specific redemption provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions, which may affect the APS of that series, (v) the investment objectives of the Trust and (vi) the Dividend Periods and dividend rates at which current and potential Beneficial Owners of the APS would likely remain or become Beneficial Owners.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify the duration of the Special Dividend Period. The Trust has agreed to provide a copy of such Notice of Special Dividend Period to the applicable Rating Agencies. The Trust will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Shares Asset Coverage or the APS Basic Maintenance Amount is not satisfied on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

NON-PAYMENT PERIOD AND LATE CHARGE

A "Failure to Deposit," with respect to shares of a series of APS, means a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the redemption price to be paid on such redemption date for any share of such series after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the redemption price in respect of APS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a Failure to Deposit occurs with respect to a series of APS but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% (or 275% of the Reference Rate if the Trust shall have provided notification to the Auction Agent that Taxable Income will be included in such dividend) of the Reference Rate for the period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the redemption price of the shares, if any, of such series for which notice of redemption has been mailed by the Trust, an amount computed by multiplying (x) 200% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed, and no Auction will be held in respect of shares of such series for the subsequent Dividend Period thereof and the dividend rate for shares of such series for such subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such subsequent Dividend Period. If any Failure to Deposit shall have occurred with respect to the APS of such series during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect to APS of such series for the first subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which (1) such Failure to Deposit is cured and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event the Rating Agencies are rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period) (a "Non-Payment Period") and the dividend rate for shares of such series for each such subsequent rate period shall be a rate per annum (the "Non-Payment Period Rate") equal to 200% (or 275% of the Reference Rate if the Trust shall have provided notification to the Auction Agent that Taxable Income will be included in such dividend) of the Reference Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time such rate if the Board of Trustees determines and the Rating Agencies (or any substitute rating agency) advises the Trust in writing that such adjustment, modification, alteration or change will not adversely affect the then-current ratings on the APS.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Trust is required under guidelines established by each Rating Agency to maintain assets having in the aggregate a discounted value at least equal to the APS Basic Maintenance Amount. The APS Basic Maintenance Amount is equal the sum of (a) the aggregate liquidation preference of the APS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares and (b) certain accrued and projected dividend and other payment obligations of the Trust. Each Rating Agency has established guidelines for determining discounted value, which are described in the Statement of Additional Information. The amount of discount from market value varies depending upon factors such as the maturity of the instrument and the issuer's credit rating. The Rating Agency guidelines also impose certain diversification requirements on the Trust's portfolio and other limitations on the Trust's investments. To the extent any particular portfolio holding does

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not satisfy the Rating Agency guidelines, all or a portion of the holding's value will not be included in the calculation of discounted value (as defined by Rating Agency guidelines). The Rating Agency guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

The Trust will be required under the Statement to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities, which are shares of beneficial interest in the Trust, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities, which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares) ("1940 Act Preferred Share Asset Coverage"). If the Trust fails to maintain the 1940 Act Preferred Share Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Trust will be required under certain circumstances to redeem certain of the APS. See "--Redemption" below.

The 1940 Act Preferred Share Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Trust's net assets as of September 12, 2003, and assuming the APS with an aggregate liquidation preference of $101,000,000 had been issued as of such date, will be as follows:

    Value of Trust assets less liabilities not
          constituting senior securities             $ 413,211,688
--------------------------------------------------   -------------     =    409%
 Senior securities representing indebtedness plus
      liquidation value of the shares of APS         $ 101,000,000

In the event the Trust does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act Preferred Share Asset Coverage, in each case in accordance with the requirements of Fitch, Moody's or a substitute rating agency, the Trust will be required by the Statement to redeem shares of APS as described under "--Redemption-- Mandatory redemption" below.

The Rating Agency guidelines restrict the Trust's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Trust's use of futures, options and other derivative transactions and limit the percentage of the Trust's assets that may be invested in any one issuer or issuers from any one state.

The Rating Agency guidelines also prohibit the Trust from taking certain types of actions unless it has received written confirmation from Rating Agency that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust or merging or consolidating into or with any other entity.

The restrictions in the Rating Agency guidelines may limit the Trust's ability to make investments that the Adviser believes would benefit the Trust. The descriptions of the Rating Agency guidelines in this section are summaries only and are not complete. The Rating Agency guidelines are described in greater detail in the Statement of Additional Information and are set forth in their entirety in the Statement, which is attached as Appendix C to the Statement of Additional Information.

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The Trust may, but is not required to, adopt any modifications to Rating Agency guidelines that may hereafter be established by Fitch or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the APS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to a Rating Agency's guidelines in the event such Rating Agency is no longer rating the APS or the Trust receives written confirmation from the Rating Agency or a substitute rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The rating is based on current information furnished to the Rating Agencies by the Trust and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by either Rating Agency.

The Rating Agency guidelines will apply to the APS only so long as Fitch and Moody's are rating APS. The Trust will pay certain fees to Fitch and Moody's for rating the APS. The Trust may at some future time seek to have the APS rated by an additional or a substitute rating agency.

REDEMPTION

MANDATORY REDEMPTION

The Trust is required to maintain (a) a discounted value of eligible portfolio securities at least equal to the APS Basic Maintenance Amount and (b) asset coverage of at least 200% of the value of senior securities of the Trust, which are equity securities, including the APS (1940 Act Preferred Share Asset Coverage). Eligible portfolio securities for purposes of the APS Basic Maintenance Amount and their discounted value will be determined from time to time by the rating agency then rating the APS. The guidelines currently in effect are described under "--Rating Agency Guidelines and Asset Coverage" above and in the Statement of Additional Information. If the Trust fails to maintain the 1940 Act Preferred Share Asset Coverage and eligible portfolio securities with a discounted value equal to the APS Basic Maintenance Amount and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Trust must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the Trust's Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The mandatory redemption will be limited to the number of APS necessary, after giving effect to such redemption, to cause the Discounted Value of the Trust's portfolio to equal or exceed the APS Basic Maintenance Amount, and the value of the Trust's portfolio to equal or exceed the 1940 Act Preferred Share Asset Coverage. In determining the number of APS required to be redeemed in accordance with the foregoing, the Trust will allocate the number of APS required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among the series of APS and any other preferred shares of the Trust subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust, which date shall not be earlier than 20 days nor later than 40 days after the applicable cure date, except if the Trust does not have funds legally available therefor. If fewer than all outstanding series of APS are, as a result, to be redeemed, the Trust may redeem such shares by lot or other method that it deems fair and equitable.

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OPTIONAL REDEMPTION

To the extent permitted under the 1940 Act and Delaware law, the Trust at its option may, without the consent of the holders of APS, redeem APS, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice at the optional redemption price per share; provided that no APS may be redeemed at the option of the Trust during (a) the initial Dividend Period or (b) a Non-Call Period to which such APS are subject. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a premium call period. The Trust will not make any optional redemption unless, after giving effect thereto, (i) the Trust has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the APS of such series by reason of the redemption of the APS on such date fixed for the redemption and
(ii) the Trust has eligible assets with an aggregate discounted value at least equal to the APS Basic Maintenance Amount. Notwithstanding the foregoing, APS may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding preferred shares, including all outstanding APS, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for APS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

If the Trust is liquidated, the holders of any series of outstanding APS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of Common Shares. The holders of APS will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of APS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of APS of the full preferential amounts as described, the holders of APS will have no right or claim to any of the remaining assets of the Trust.

For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

- the sale, lease or exchange of all or substantially all the property or assets of the Trust;

- the merger or consolidation of the Trust into or with any other business trust, corporation or other organization; or

- the merger or consolidation of any other business trust or corporation into or with the Trust.

In addition, none of the foregoing would result in the Trust being required to redeem any APS if after such transaction the Trust continued to comply with the Rating Agency guidelines and asset coverage ratios.

VOTING RIGHTS

Except as otherwise provided in this Prospectus or as otherwise required by law, holders of APS will have equal voting rights with holders of Common Shares and any other preferred shares (one vote per share) and will vote together with holders of Common Shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including APS, voting as a separate class, are entitled to elect two of the Trust's Trustees. The remaining Trustees are elected by holders of Common Shares and APS voting as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including APS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the

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

sole remedy of holders of outstanding preferred shares, including APS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including APS, as described above, would constitute a majority of the Board. The holders of preferred shares, including APS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including APS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including APS, will automatically terminate.

As long as any APS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the APS outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Trust, or authorize, create or issue additional shares of any series of APS or any other preferred shares, unless, in the case of preferred shares on a parity with the APS, the Trust obtains written confirmation from Fitch and Moody's (if Fitch and Moody's are then rating the APS) or any substitute rating agency (if any such substitute rating agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such Rating Agency to the APS and the Trust continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage requirements and the APS Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the APS is not required;

(b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any preference, right or power of the APS or holders of APS; provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust will be deemed to affect such preferences, rights or powers only if Fitch and Moody's are then rating the APS and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Share Asset Coverage or the APS Basic Maintenance Amount;

(c) authorize the Trust's conversion from a closed-end to an open-end investment company;

(d) amend the provisions of the Agreement and Declaration of Trust which provide for the classification of the Board of Trustees of the Trust into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

(e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the APS.

So long as any shares of the APS are outstanding, the Trust shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

To the extent permitted under the 1940 Act, the Trust will not approve any of the actions set forth in (a) or (b) above, which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust or the Statement, the affirmative vote of the holders of a majority of the outstanding APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or
(ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

GENERAL

Holders of the APS will be entitled to receive cumulative cash dividends on their APS when, as and if declared by the Trust's Board of Trustees, out of the funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period (generally a period of seven days, subject to certain exceptions set forth under "Description of the APS--Dividends and Dividend Periods"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Statement establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Statement in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix C to the Statement of Additional Information. If, however, the Trust should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods--Non-Payment Period and Late Charge." Except as noted Description of the APS under "Description of the APS--Dividends -- Gross-up Dividends," whenever the Trust is aware that it will include any net capital gain or other income subject to federal income tax in any dividend on the APS, the Trust will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Trust also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend; provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "-- Dividends -- Gross-up Dividends."

AUCTION AGENCY AGREEMENT

The Trust will enter into the Auction Agency Agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the Applicable Rate for the APS. The Trust will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Trust is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust no earlier than 60 days after delivery of said notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS

Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, selected by the Trust, which provide for the participation of those Broker-Dealers in Auctions for APS. The Auction Agent will pay to each Broker-Dealer after each Auction, from funds provided by the Trust, a service charge at the annual rate: (i) for any 7-Day Dividend Period, 0.25% of the liquidation preference (such liquidation preference being $25,000 per share) of the APS held by a Broker-Dealer's customer upon settlement in an Auction (equal to $62.50 per APS per year) and (ii) for any Special Dividend Period, as determined by mutual consent of the Trust and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. This service charge applies to APS held on account of the Broker-Dealer's clients as well as to APS held for the Broker-Dealer's own account.

The Trust may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement, and provided further that the Broker-Dealer Agreement with UBS Securities LLC may not be terminated without the prior written consent of the Trust, which consent may not be unreasonably withheld.

SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the agent members with respect to the APS. All of the shares of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such APS will be subject to the provisions restricting transfers of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such APS. See Appendix C to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each agent member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Trust to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the material terms of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in the Statement, which is attached as Appendix C to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D to the Statement of Additional Information.

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ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND
POTENTIAL HOLDERS

Prior to the submission deadline on each Auction Date for the APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a Beneficial Owner of APS may submit the following types of orders with respect to that Broker-Dealer:

1. Hold Order--indicating its desire to hold APS without regard to the Applicable Rate for the next Dividend Period

2. Bid--indicating its desire to sell APS at $25,000 per share if the Applicable Rate for the next Dividend Period is less than the rate specified in the bid

3. Sell Order--indicating its desire to sell APS at $25,000 per share without regard to the Applicable Rate for the next Dividend Period

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of APS then held by the Beneficial Owner. A Beneficial Owner that submits its bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a Hold Order to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 days such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the APS subject to the Sell Order. A Beneficial Owner that offers to become the Beneficial Owner of additional APS is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A Potential Beneficial Owner is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of APS but that wishes to purchase APS or that is a Beneficial Owner that wishes to purchase additional APS. A Potential Beneficial Owner may submit Bids to its Broker-Dealer in which it offers to purchase APS at $25,000 per share if the Applicable Rate for APS for the next Dividend Period is not less than the specified rate in such Bid. A Bid placed by a Potential Beneficial Owner of APS specifying a rate higher than the Maximum Applicable Rate for APS on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent. They will designate themselves (unless otherwise permitted by the Trust) as Existing Holders of APS subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as Potential Holders of APS subject to orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any APS held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of APS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Trust.

There are Sufficient Clearing Bids in an Auction if the number of APS subject to Bids submitted to the Auction Agent by Broker-Dealers for Potential Beneficial Owners with rates equal to or lower than the Maximum Applicable Rate is at least equal to or exceeds the sum of the number of APS subject to Sell Orders and the number of APS subject to Bids specifying rates higher than the Maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for Beneficial Owners. If there are Sufficient Clearing Bids, the Applicable Rate for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the APS available for purchase in the Auction.

If there are not Sufficient Clearing Bids, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate on the Auction Date. However, if the Trust has declared a Special Dividend Period and there are not Sufficient Clearing Bids, the election of a Special Dividend Period will not be effective and the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date same as during the Dividend Period. If there are not Sufficient Clearing Bids, Beneficial Owners of APS that have submitted or are deemed to have submitted Sell Orders may not be able to sell in the Auction all APS subject to such Sell Orders. If all of the applicable outstanding APS are the subject of submitted Hold Orders (or Hold Orders deemed to have been submitted), then the Dividend Period will be a 7-Day Dividend Period and the Applicable Rate will be 60% of the applicable Reference Rate on the date of the Auction.

The Auction Procedures include a pro rata allocation of APS for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of APS that is different than the number specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, a natural disaster, an act of war, a civil or military disturbance, an act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, a natural disaster, an act of war, a civil or military disturbance, an act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

- the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts

- the affected Dividend Period will end on the day it otherwise would have ended

- the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended

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

The following is a simplified example of how a typical Auction works. Assume that the Trust has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders transmitted to them by their corresponding Beneficial Owners and their corresponding Potential Beneficial Owners:

Existing Holder A                Holds 500 shares, wants to              Bid of 2.1% rate for all
                                 sell all 500 shares if                  500 shares
                                 Applicable Rate is less than 2.1%

Existing Holder B                Holds 300 shares, wants to hold         Hold Order--will take the
                                                                         Applicable Rate

Existing Holder C                Holds 200 shares, wants to              Bid of 1.9% rate for all
                                 sell all 200 shares if                  200 shares
                                 Applicable Rate is less than 1.9%

Potential Holder D               Wants to buy 200 shares                 Place order to buy at or
                                                                         above 2.0%

Potential Holder E               Wants to buy 300 shares                 Place order to buy at or
                                                                         above 1.9%

Potential Holder F               Wants to buy 200 shares                 Place order to buy at or
                                                                         above 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). For the purposes of the example, the lowest dividend rate is 2.0% at which there is Sufficient Clearing Bids and, therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to hold their shares. Existing Holder A will sell its shares because A's bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

ADVANCED NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS

Except as noted below and under "--Dividends and Dividend Periods--Gross-up Dividends," whenever the Trust is aware that it will include any net capital gain or other income subject to federal income tax in any dividend on the Preferred Shares, the Trust will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on the Preferred Shares without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend; provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "--Dividends--Gross-up Dividends."

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Trust) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more orders of an Existing Holder are submitted to the Auction Agent and such orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such orders will be considered valid in the following order of priority:

(i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

(ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

(iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

NOTIFICATION OF RESULTS AND SETTLEMENT

The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its agent member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its agent member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such agent member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective agent members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery through their agent members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such APS, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of APS that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of APS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Trust nor the Auction Agent will have responsibility or liability with respect to the failure of a Beneficial Owner, Potential Beneficial Owner or their respective agent members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

The Auction Agent after each Auction will pay a service charge from funds provided by the Trust to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Trust and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such APS as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such APS as a result of the Auction or (C) a submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

SECONDARY MARKET TRADING AND TRANSFERS OF APS

The Broker-Dealers are expected to maintain a secondary trading market in APS outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in APS will provide owners with liquidity of investment. The APS will not be registered on any stock exchange or on the Nasdaq National Market.

Investors who purchase APS in an Auction (particularly if the Trust has declared a Special Dividend Period) should note that because the dividend rate on such shares will be fixed for the length of that Dividend Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

- pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures

-  to a Broker-Dealer

- to such other persons as may be permitted by the Trust; provided, however, that a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the Existing Holder of the shares; and in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the Auction Agent of such transfer.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers of the Trust, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees also serves as a Trustee of each of the 50 U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

The Trust has contracted with the Adviser to act as its investment adviser. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of August 31, 2003, assets under management by the Adviser and its affiliates were approximately $128 billion worldwide, including over $30 billion in assets under management by the Adviser. As of August 31, 2003, the Adviser managed approximately $663 million in municipal securities and $8.5 billion in high yield securities. Certain Trustees or officers of the Trust are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser.

The Adviser provides the Trust with investment research, advice and supervision and furnishes the Trust with an investment program consistent with the Trust's investment objectives and principal investment strategies, subject to the supervision of the Trust's Board of Trustees. The Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Trust's securities transactions and reports to the Board of Trustees on the Trust's investments and performance.

ADVISORY AGREEMENT

Under the terms of the advisory agreement (the "Advisory Agreement"), the Trust will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the Trust's average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to leverage that may be outstanding) minus the sum of the accrued liabilities

(other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Trust's managed assets, the Adviser's interest in determining whether to leverage the Trust may differ from the interests of the Trust. The Trust's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust, with the exception of the following, which are to be paid by the Trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (d) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Board of Trustees; (i) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Adviser or the Trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Trust's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Trust, the Adviser or any other agent of the Trust may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Trust. In addition, the Trust will pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding organizational and offering costs for common and preferred shares, interest expenses, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses) to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Trust if the Trust's total expenses are less than 0.80% of average daily managed assets.

The Trust has also entered into an administration agreement with Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (one of the underwriters of this offering), and the Adviser, pursuant to which Princeton Administrators, L.P. provides certain administrative and accounting services to the Trust and the Adviser provides certain administrative services to the Trust. The Trust pays Princeton Administrators, L.P. a monthly fee equal to the greater of $10,000 per month or 0.07% of the Trust's average weekly managed assets. The Adviser does not receive any compensation under the administration agreement. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

PORTFOLIO MANAGER

Day-to-day management of the Trust's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team, which also includes David Eurkus and Timothy Pynchon, manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the Adviser's fixed income team. He joined the Adviser as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining the Adviser, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds at another investment adviser. Mr. Eurkus joined the Adviser as a senior vice president in January 2000 and has been an investment professional since 1969. From 1998 to 2000, Mr. Eurkus was a senior vice president of fixed income investing for the Private Client Group at Brown Brothers Harriman. Prior to that he was a senior vice president at Putnam Investments. Mr. Pynchon is a senior credit analyst and joined the Adviser as a vice president in 2002. He has been an investment professional since 1988. Prior to joining the Adviser, Mr. Pynchon was a managing director with Commerce Capital Markets, where he was responsible for structuring high yield municipal transactions.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of the material U.S. federal income tax consequences of acquiring, holding and disposing of APS that may be relevant to a shareholder. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Trust must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Trust generally will not be subject to U.S. federal income tax on any income of the Trust, including long-term capital gains, distributed to shareholders. However, if the Trust retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate tax rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby materially adversely affecting the Trust and its shareholders.

Under the Code, the Trust will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Trust's distributions will be sufficient to avoid this tax entirely.

Based in part on the lack of any present intention on the part of the Trust to redeem or purchase the APS at any time in the future, the Trust intends to take the position that under present law the APS will constitute stock of the Trust and distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges under Section 302(b) of the
Code) will constitute dividends to the extent of the Trust's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the APS constitute debt of the Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Trust to holders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Trust, would be included in full in the income of the recipient and would be taxed as ordinary income.

The Trust intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable federal income tax law. The Code permits tax-exempt interest received by the Trust to flow through as tax-exempt exempt-interest dividends to the Trust's shareholders, provided that the Trust qualifies as a regulated investment company and at least 50% of the value of the Trust's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. That part of the Trust's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Trust as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the Trust during any particular month. That portion of the Trust's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Trust may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Trust will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Trust. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Trust.

In accordance with its investment objectives, the Trust invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The Trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income which is not tax-exempt. For example, the Trust may purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Trust's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, are taxable as described below. In general, assuming that the Trust has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. Distributions by the Trust in excess of the Trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

As described under the heading "Description of APS" above, the Trust may be required to pay Gross-up Dividends to holders of APS. The federal income tax consequences of Gross-up Dividends under existing law are uncertain. For example, it is unclear how Gross-up Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The Trust intends to treat such Gross-up Dividends as paid during such prior taxable year for purposes of the rules governing the Trust's treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Gross-up Dividend only as and when such Gross-up Dividend is paid. Gross-up Dividends are intended to put holders generally in substantially the same federal income tax position they would have been in had all of the dividends paid to them consisted of exempt-interest dividends. However, Gross-up Dividends will not compensate for any foreign, state or local taxes on distributions paid by the Trust, including foreign, state or local taxes on the Gross-up Dividends themselves.

The Trust does not expect to receive any "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from its investments, and thus dividends distributed to individual shareholders attributable to the investment company taxable income of the Trust (if any) will not qualify for the maximum 15% tax rate on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders, if any, generally will qualify for the maximum 15% tax rate on long-term capital gains. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Trust retains any net capital gain for a taxable year, the Trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gain, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both Common Shares and preferred shares are outstanding, the Trust intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Trust will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of Common Shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Existing authorities do not specifically address whether dividends (including possible Gross-up Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Trust currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Trust's position concerning the treatment of dividends paid after the close of a taxable year or with the Trust's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of APS and designated by the Trust as exempt interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of APS could be subject to tax on amounts so recharacterized and the Trust could be subject to federal income and excise tax. In such event, no additional amounts (including Gross-up Dividends) would be paid by the Trust with respect to dividends so recharacterized to compensate for any additional tax owed by holders of APS.

The Trust may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Sales, redemptions, and other dispositions of APS generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of APS) is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if APS are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of APS is treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed shares will be taxable to shareholders as dividends as described above.

If, in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the APS during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of APS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be disallowed to the extent of any exempt-interest dividends paid with respect to the shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

The Trust's dividends and distributions will generally not qualify to any material extent for any dividends received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the Trust's distributions from net capital gain will qualify for this deduction.

The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Trust on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements which the Trust makes no commitment to seek to satisfy. However, the Trust will report annually to its shareholders the percentage of interest income received by the Trust during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The Trust is required in certain circumstances to backup withhold on reportable payments, including dividends (other than exempt-interest dividends), capital gains distributions, and proceeds of sales or other dispositions of the Trust's shares made to certain holders of the Trust's shares who do not furnish the Trust with their correct social security number or other taxpayer identification number and certain other certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS. Backup withholding may be inapplicable for any year in which the Trust reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Trust and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

NET ASSET VALUE

The Trust calculates a net asset value for its Common Shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a Common Share, the value of the securities held by the Trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding APS is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in municipal securities are published in Barron's, the Monday edition of THE WALL STREET JOURNAL and the Monday and Saturday editions of THE NEW YORK TIMES.

The Trust generally values its portfolio securities using readily available market quotations, a pricing service or a pricing matrix. When prices from these sources are not available or are considered by the Adviser to be unreliable, the Trust may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Trust's Board of Trustees. The Trust also may use the fair value of a security when the Adviser determines that market price determined using these methods no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Trust may cause the net asset value of its Common Shares to differ from the net asset value that would be calculated using closing market prices. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value and is a fair value methodology approved by the Board of Trustees. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation, which is a method, approved by the Board of Trustees, of determining such instruments' fair value. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Trust's shares to approve, adopt or authorize the following:

- a merger or consolidation or statutory share exchange of the Trust with any other corporations

- a sale of all or substantially all of the Trust's assets (other than in the regular course of the Trust's investment activities)

-  a liquidation or dissolution of the Trust

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Trust's shares is required. Following any issuance of preferred shares by the Trust, including the APS, the approval, adoption or authorization of the foregoing also will require the favorable vote of a majority of the Trust's preferred shares then entitled to be voted, voting as a separate class.

Conversion of the Trust to an open-end investment company would require an amendment to the Trust's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Trust's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions are made in cash. If the Trust is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the New York Stock Exchange.

Conversion to an open-end investment company would also require changes in certain of the Trust's investment policies and restrictions, such as those relating to the leverage. Conversion to an open-end investment company also would require redemption of preferred shares, including the APS.

The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

- the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder

- the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan

- the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period

- the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period

The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of

Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Trust, can be amended or repealed except by the vote of such required number of shares.

The Trust's By-Laws generally require that advance notice be given to the Trust in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Trust not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

UNDERWRITING

The underwriters named below (the "Underwriters"), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, as lead manager, and Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and the Adviser, to purchase from the Trust the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.

UNDERWRITERS                                                            NUMBER OF APS
-------------------------------------------------------------------------------------
UBS Securities LLC                                                             2,424
Wachovia Capital Markets, LLC                                                  1,010
Merrill Lynch, Pierce, Fenner & Smith Incorporated                               606
                                                                           ----------
Total                                                                          4,040
                                                                           ==========


The Underwriters have advised the Trust that they propose initially to offer the APS directly to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $137.50 per share. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $100.00 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public offering on or before October 2, 2003.

The Underwriters will act in Auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters also may provide information to be used in determining the Reference Rate.

The Trust anticipates that the Representatives may from time to time act as brokers and dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be principal underwriters of the Trust under the 1940 Act and, subject to certain conditions, may act as such brokers and dealers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Trust and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act.

UBS Securities LLC provides shareholder services to the Trust pursuant to a shareholder servicing agreement with the Adviser.

VALIDITY OF PREFERRED SHARES

Certain legal matters in connection with the APS offered hereby have been passed upon for the Trust by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

                                                                                                   PAGE
-------------------------------------------------------------------------------------------------------
Investment objectives and policies                                                                    2
Investment restrictions                                                                              11
Management of the Trust                                                                              14
Additional information concerning the auctions for the APS                                           25
Rating agency guidelines                                                                             26
Portfolio transactions                                                                               32
Federal income tax matters                                                                           33
Performance-related, comparative and other information                                               39
Independent Auditors                                                                                 40
Additional information                                                                               40
Financial statements and independent auditors' report                                                41
Appendix A--Description of ratings                                                                  A-1
Appendix B--Proxy voting guidelines and procedures                                                  B-1
Appendix C--Statement of Preferences of Auction Preferred Shares (including Auction Procedures)     C-1
Appendix D--Settlement procedures                                                                   D-1

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment adviser and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Trust's privacy policies, please visit www.pioneerfunds.com.

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

                          [PIONEER INVESTMENTS(R) LOGO]



                                                                  14334-00-1003

                       PIONEER MUNICIPAL HIGH INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


Pioneer Municipal High Income Trust (the "trust") is a recently organized, diversified, closed-end management investment company. This statement of additional information relating to preferred shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated September 29, 2003. This statement of additional information does not include all information that a prospective investor should consider before purchasing the trust's Series A Auction Preferred Shares and Series B Auction Preferred Shares (collectively, the "Preferred Shares" or "APS"), and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).


                                TABLE OF CONTENTS

Investment Objectives and Policies                                                                    2
Investment Restrictions                                                                               11
Management of the Trust                                                                               14
Additional Information Concerning the Auctions for the APS                                            25
Rating Agency Guidelines                                                                              26
Portfolio Transactions                                                                                32
Federal Income Tax Matters                                                                            33
Performance-Related, Comparative and Other Information                                                39
Independent Auditors                                                                                  40
Additional Information                                                                                40
Financial Statements and Independent Auditors' Report                                                 41
Appendix A--Description of Ratings                                                                    A-1
Appendix B--Proxy Voting Policies and Procedures                                                      B-1
Appendix C--Statement of Preferences of Auction Preferred Shares (including Auction Procedures)       C-1
Appendix D--Settlement Procedures                                                                     D-1


        This statement of additional information is dated September 29, 2003

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the trust. This section supplements the disclosure in the trust's prospectus and provides additional information on the trust's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the trust's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the trust's restrictions and policies.

PRIMARY INVESTMENTS

Under normal circumstances, the trust invests substantially all (at least 80%) of its assets (net assets plus borrowing for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). This policy is fundamental and may not be changed without shareholder approval.

MUNICIPAL OBLIGATIONS

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

          - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

          - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

          - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

          - Tax and Revenue Anticipation Notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

          - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

          - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but

                                        2
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they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

          - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.

Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the trust may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

AUCTION RATE SECURITIES. The trust may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The trust will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration. The trust's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940, as amended (the "1940 Act").

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the trust's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS. The trust may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the trust to receive the face or par value of the securities held by the trust. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the trust. The trust may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

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ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the trust, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the trust will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the trust may have to distribute cash obtained from selling other portfolio holdings of the trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the trust to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the trust to dispose of them or determine their current value.

STRUCTURED NOTES AND HYBRID INSTRUMENTS. The trust may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the trust may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The trust currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the trust's portfolio (and, thereby, decreasing the trust's exposure to interest rate risk) and, in any event, that the interest income one the notes will normally be exempt from federal income tax. Like other sophisticated strategies, the trust's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match closely the change in the value of the bonds that the structured notes were purchased to hedge.

The trust may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the trust.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the trust may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan

                                        4
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Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime
Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the trust's distribution obligations, in which case the trust will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The trust may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the trust has committed to purchase prior to the time delivery of the securities is made, although the trust may earn income on securities it has segregated. See "Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the trust assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the trust is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the trust's other investments. If the trust remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the trust has sold a security on a when-issued, delayed delivery, or forward commitment basis, the trust does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the trust could miss a favorable price or yield opportunity or could suffer a loss. The trust may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the trust may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

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ASSET SEGREGATION


The 1940 Act requires that the trust segregate assets in connection with certain types of transactions that may have the effect of leveraging the trust's portfolio. If the trust enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer Investment Management, Inc., the trust's investment adviser ("Pioneer" or the "Adviser"), will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.


INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the trust's portfolio against interest rate fluctuations or to enhance the trust's income, the trust may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the trust enters into these transactions, the trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the trust anticipates purchasing at a later date. The trust intends to use these transactions primarily as a hedge and not as a speculative investment. However, the trust also may invest in interest rate swaps to enhance income or to increase the trust's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The trust is not required to hedge its portfolio and may choose not to do so. The trust cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the trust holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the trust to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the trust holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the trust from a reduction in yield due to falling interest rates and may permit the trust to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The trust usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the trust's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the trust's obligations will be accrued on a daily basis, and the full amount of the trust's obligations will be maintained in a segregated account by the trust's custodian.

The trust also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The trust will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The trust will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the trust.

                                        6
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Typically, the parties with which the trust will enter into interest rate transactions will be broker-dealers and other financial institutions. The trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the trust's ability to engage in interest rate swaps.


CREDIT DEFAULT SWAP AGREEMENTS. The trust may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The trust may be either the buyer or seller in the transaction. If the trust is a buyer and no event of default occurs, the trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The trust will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the trust. When the trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. If the trust enters into a credit default swap, the trust may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the trust's federal income tax return. If the Internal Revenue Service determined that the credit default swap is a tax shelter, the Trust could be subject to penalties under the Code.

The trust may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the trust's investment objectives and are permissible under applicable regulations governing the trust.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in interest rates or securities prices or to seek to increase total return, the trust may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The trust may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The trust will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the trust are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

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When interest rates are rising or securities prices are falling, the trust can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the trust, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the trust may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the trust owns or proposes to acquire. The trust may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the trust's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the trust or securities with characteristics similar to those of the trust's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the trust's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the trust may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the trust's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the trust enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the trust's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the trust's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the trust may take a "long" position by purchasing futures contracts. This may be done, for example, when the trust anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the trust the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the trust obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the trust's assets. By writing a call option, the trust becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the trust intends to purchase. However, the trust becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by the trust in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The trust will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The trust's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The trust will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging

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purposes are substantially related to price fluctuations in securities held by the trust or which the trust expects to purchase. Except as stated below, the trust's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of that the trust owns, or futures contracts will be purchased to protect the trust against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the trust expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the trust will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the trust to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the trust to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the trust's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the trust's total assets. The trust will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the trust to purchase securities, require the trust to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the trust may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the trust than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position, which is intended to be protected, the desired protection may not be obtained and the trust may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The trust may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The trust would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the trust obligates the trust to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the trust are covered, which means that the trust will own the securities subject to the options as long as the options are outstanding, or the trust will use the other methods described below. The trust's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the trust may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the trust would obligate the trust to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the trust would be covered, which means that the trust would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the trust. However, in return for the option premium, the trust accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the trust will also be considered to be covered to the extent that the trust's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the trust. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the trust's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The trust may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The trust may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The trust would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the trust, in return for the premium paid, to purchase specified securities at a specified price during the option period. The trust would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the call option.

The trust would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the trust's holdings. Put options may also be purchased by the trust for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover more than the premium and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The trust may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the trust is unable to effect a closing purchase transaction with respect to covered options it has written, the trust will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The trust may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the trust in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options, which the trust may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the trust's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the trust in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

ILLIQUID SECURITIES

The trust may invest up to 20% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the trust has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that Pioneer has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

                             INVESTMENT RESTRICTIONS

The following are the trust's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the trust's outstanding voting securities, which, as used in the prospectus and this statement of additional information, means the approval of the common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The trust may not:

(1) Issue senior securities, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority jurisdiction. SENIOR SECURITIES THAT THE TRUST MAY ISSUE IN ACCORDANCE WITH THE

1940 ACT INCLUDE PREFERRED SHARES, INCLUDING THE APS, BORROWINGS, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority jurisdiction.

(3) Invest in real estate, except the trust may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the trust may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the trust may (i) lend portfolio securities in accordance with the trust's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the trust may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the trust may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except insofar as the trust technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act. THIS MEANS THAT WITH RESPECT TO 75% OF THE ITS TOTAL ASSETS, THE TRUST MAY NOT PURCHASE SECURITIES OF AN ISSUER (OTHER THAN THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES), IF SUCH PURCHASE WOULD CAUSE MORE THAN 5% OF THE TRUST'S TOTAL ASSETS, TAKEN AT MARKET VALUE, TO BE INVESTED IN THE SECURITIES OF A SINGLE ISSUER, OR IF SUCH PURCHASE WOULD AT THE SAME TIME RESULT IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER BEING HELD BY THE TRUST.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers.

     For purposes of applying the limitation set forth in restriction (8) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (8), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the trust's assets that may be invested in municipal bonds insured by any given insurer.

In addition to the limitation under (7) above, as a non-fundamental policy, the trust will not invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry" and general obligation bonds of a state are not subject to the 5% limitation set forth above. For purpose of the 5% limitation, the trust will treat a revenue bond payable from revenues received by the municipal issuer from a single entity (the "underlying obligor") as being issued by the underlying obligor.

All other investment policies (other than the policy under "Investment Objectives and Policies - Primary Investments") of the trust are considered non-fundamental and may be changed by the Board of Trustees of the trust without prior approval of the trust's outstanding voting shares.

The trust has not adopted a fundamental policy prohibiting or limiting the trust's use of short sales, purchases on margin and the writing of put and call options. The trust is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment objectives and principal investment strategies" and this statement of additional information under "Investment Objectives and Policies."

Under one provision of the 1940 Act, the trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the trust to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares of the trust would therefore be subject to duplicative expenses to the extent the trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees of the trust to the extent appropriate in light of changes to applicable tax requirements.

In order to obtain and maintain ratings from Moody's Investors Service Inc. ("Moody's") and Fitch Ratings ("Fitch"), the trust will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. See "Rating Agency Guidelines".

The trust does not currently intend to acquire insurance coverage on municipal securities held in the trust's portfolio ("Trust Insured Bonds"), if, after any such acquisition 10% or more of the trust's total assets are represented by Trust Insured Bonds insured by the same insurance company or a related group of insurance companies. If Trust Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the trust's total assets, the trust undertakes that it will amend its Registration Statement under the 1940 Act to include summary financial information with respect to such insurance company or group of insurance companies. If Trust Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the trust's total assets, the trust undertakes that it will amend its Registration Statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The forgoing limitation and undertakings to not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the trust's portfolio.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The trust's Board of Trustees provides broad supervision over the trust's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the trust within the meaning of the 1940 Act, and such Trustees are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

                       POSITIONS        TERM OF OFFICE
NAME, AGE AND          HELD WITH        AND LENGTH OF      PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS HELD
ADDRESS                THE TRUST        SERVICE            PAST FIVE YEARS                      BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.*    Chairman of      Since May,         Deputy Chairman and a Director of    Director of Harbor Global
(76)                   the Board,       2003. Term         Pioneer Global Asset Management      Company, Ltd.
                       Trustee and      expires in 2004.   S.p.A. ("PGAM"); Non-Executive
                       President                           Chairman and a Director of
                                                           Pioneer Investment
                                                           Management USA Inc.
                                                           ("PIM-USA"); Chairman
                                                           and a Director of
                                                           Pioneer and the various
                                                           Momentum Funds;
                                                           Director, Pioneer
                                                           Alternative Investments;
                                                           Director and Chairman of
                                                           the Supervisory Board of
                                                           Pioneer Czech Investment
                                                           Company, a.s.; President
                                                           of all of the Pioneer
                                                           Funds; and Of Counsel
                                                           (since 2000, partner
                                                           prior to 2000), Hale and
                                                           Dorr LLP (counsel to
                                                           PIM-USA and the Pioneer
                                                           Funds)

Osbert M. Hood*        Trustee and      Trustee since      President and Chief Executive        None.
(50)                   Executive        June, 2003.        Officer, PIM-USA since May, 2003
                       Vice President   Term expires in    (Director since January, 2001);
                                        2006.              President and Director of Pioneer
                                                           Investment Management,
                                                           Inc. since May, 2003;
                                                           Chairman and Director of
                                                           Pioneer Investment
                                                           Management Shareholder
                                                           Services, Inc. ("PIMSS")
                                                           since May, 2003;
                                                           Executive Vice President
                                                           of all of the Pioneer
                                                           Funds since June 3,
                                                           2003; Executive Vice
                                                           President and Chief
                                                           Operating Officer of
                                                           PIM-USA, November
                                                           2000-May 2003; Executive
                                                           Vice President, Chief
                                                           Financial Officer and
                                                           Treasurer, John Hancock
                                                           Advisers, L.L.C.,
                                                           Boston, MA, November
                                                           1999-November 2000;
                                                           Senior Vice President
                                                           and Chief Financial
                                                           Officer, John Hancock
                                                           Advisers, L.L.C., April
                                                           1997-November 1999.

INDEPENDENT
TRUSTEES:

Mary K. Bush (55)      Trustee          Since May,         President, Bush International        Director and/or Trustee of
3509 Woodbine                           2003. Term         (international financial advisory    Brady Corporation
Street, Chevy                           expires in 2006.   firm)                                (industrial identification
Chase, MD 20815                                                                                 and specialty coated
                                                                                                material products
                                                                                                manufacturer), Mortgage
                                                                                                Guaranty Insurance
                                                                                                Corporation, R.J. Reynolds
                                                                                                Tobacco Holdings, Inc.
                                                                                                (tobacco) and Student Loan
                                                                                                Marketing Association
                                                                                                (secondary marketing of
                                                                                                student loans)

Richard H. Egdahl,     Trustee          Since May,         Alexander Graham Bell Professor      None
M.D. (76)                               2003. Term         of Health Care Entrepreneurship,
Boston University                       expires in 2004.   Boston University; Professor of
Healthcare                                                 Management, Boston University
Entrepreneurship                                           School of Management; Professor
Program, 53 Bay                                            of Public Health, Boston
State Road, Boston,                                        University School of Public
MA 02215                                                   Health; Professor of Surgery,
                                                           Boston University School of
                                                           Medicine; and University
                                                           Professor, Boston University

Margaret B.W.          Trustee          Since May,         Founding Director, The Winthrop      None
Graham (55)                             2003. Term         Group, Inc. (consulting firm);
1001 Sherbrooke                         expires in 2005.   Professor of Management, Faculty
Street West,                                               of Management, McGill University
Montreal, Quebec,
Canada
H3A 1G5

Marguerite A. Piret    Trustee          Since May,         President and Chief Executive        None
(54)                                    2003. Term         Officer, Newbury, Piret &
One Boston Place,                       expires in 2006.   Company, Inc. (investment banking
26th Floor, Boston,                                        firm)
MA 02108

Stephen K. West**      Trustee          Since May,         Senior Counsel, Sullivan &           Director, The Swiss
(74)                                    2003. Term         Cromwell (law firm)                  Helvetia Fund, Inc.
125 Broad Street,                       expires in 2004.                                        (closed-end investment
New York, NY 10004                                                                              company) and AMVESCAP PLC
                                                                                                (investment managers)
John Winthrop (66)     Trustee          Since May,         President, John Winthrop & Co.,      None
One North Adgers                        2003. Term         Inc. (private investment firm)
Wharf, Charleston,                      expires in 2005.
SC 29401

TRUST OFFICERS:

Dorothy E. Bourassa    Assistant        Since May,         Secretary of PIM-USA; Senior Vice    None
(55)                   Secretary        2003. Serves at    President-Legal of Pioneer; and
                                        the discretion     Secretary/Clerk of most of
                                        of the Board.      PIM-USA's subsidiaries since
                                                           October 2000; Assistant
                                                           Secretary of all of the
                                                           Pioneer Funds since
                                                           November 2000; Senior
                                                           Counsel, Assistant Vice
                                                           President and Director
                                                           of Compliance of PIM-USA
                                                           from April 1998 through
                                                           October 2000

Vincent Nave (57)      Treasurer        Since May,         Vice President-Fund Accounting,      None
                                        2003. Serves at    Administration and Custody
                                        the discretion     Services of Pioneer (Manager from
                                        of the Board.      September 1996 to February 1999);
                                                           and Treasurer of all of the
                                                           Pioneer Funds  (Assistant
                                                           Treasurer from June 1999 to
                                                           November 2000)

Luis I. Presutti       Assistant        Since May,         Assistant Vice President- Fund       None
(38)                   Treasurer        2003. Serves at    Accounting, Administration and
                                        the discretion     Custody Services of Pioneer (Fund
                                        of the Board.      Accounting Manager from 1994 to
                                                           1999); and Assistant Treasurer of
                                                           all of the Pioneer Funds since
                                                           November 2000

Gary Sullivan (45)     Assistant        Since May,         Fund Accounting Manager - Fund       None
                       Treasurer        2003. Serves at    Accounting, Administration and
                                        the discretion     Custody Services of Pioneer; and
                                        of the Board.      Assistant Treasurer of all of the
                                                           Pioneer Funds since May 2002

Alan Janson (32)       Assistant        Since May,         Manager, Valuation Risk and          None
                       Treasurer        2003. Serves at    Information Technology - Fund
                                        the discretion     Accounting, Administration and
                                        of the Board.      Custody Services of Pioneer since
                                                           March 2002; and
                                                           Assistant Treasurer of
                                                           all of the Pioneer Funds
                                                           since July 2002.
                                                           Manager, Valuation Risk
                                                           and Performance
                                                           Reporting of Pioneer
                                                           from June 2000 to
                                                           February 2002; Member of
                                                           Pioneer Pricing Group
                                                           from 1996 to 2000
                                                           (promoted to Manager in
                                                           1998)


* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the Adviser and certain of its affiliates.

** Mr. West may be deemed to be an interested person of the trust and its principal underwriter because Sullivan & Cromwell, with respect to which Mr. West is Senior Counsel, acts as legal counsel to UBS Securities LLC.


The outstanding capital stock of the Adviser is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.


The trust's Board of Trustees currently consists of 8 members. The term of one class expires each year commencing with the first annual meeting following the initial public offering of the trust's common shares, which occurred on July 22, 2003, and no term shall continue for more than three years after the applicable election. The terms of Mr. Cogan, Dr. Egdahl and Mr. West expire at the first annual meeting following the initial public offering of the trust's common shares, the terms of Ms. Graham and Winthrop expire at the second annual meeting, and the terms of Ms. Bush, Mr. Hood and Ms. Piret expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, which is comprised of Marguerite
A. Piret (chair), Stephen K. West and John Winthrop; a Nominating Committee, which is comprised of Mary K. Bush, Richard H. Egdahl (chair) and Marguerite A. Piret; a Valuation Committee, which is comprised of Marguerite A. Piret, Stephen
K. West and John Winthrop; a Policy Administration Committee, which is comprised of Mary K. Bush (chair), Richard H. Egdahl and Margaret B.W. Graham; and an Independent Trustees Committee, which is comprised of all the trust's Independent Trustees. Margaret B.W. Graham is the chair of the Independent Trustees Committee.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are:

- act as a liaison between the trust's independent auditors and the full Board of Trustees of the trust;

- discuss with the trust's independent auditors their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;

- together with the Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the trust or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Nominating Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administration policies and procedures.

The Independent Trustees Committee reviews the trust's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The trust's Declaration of Trust provides that the trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the trust, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the trust or that such indemnification would relieve any officer or Trustee of any liability to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The trust pays no salaries or compensation to any of its officers. The Pioneer Funds, including the trust, compensate their trustees as follows:

- If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.
- If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Trustee an annual fee of $1,000.
- If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the fund for these fees).

- Each Pioneer fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the trust and the Pioneer Funds as a group. Compensation from the trust is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2002.

                                                                                       TOTAL
                                                                                    COMPENSATION
                                              PENSION OR                           FROM THE TRUST
                            AGGREGATE     RETIREMENT BENEFITS   ESTIMATED ANNUAL      AND OTHER
                          COMPENSATION     ACCRUED AS PART OF     BENEFIT UPON     PIONEER FUNDS**
NAME OF TRUSTEE            FROM TRUST*      TRUST EXPENSES         RETIREMENT
INTERESTED TRUSTEES:
John F. Cogan, Jr. ***    $      250.00         $        0.00       $       0.00     $   17,000.00
Osbert M. Hood *** ****          250.00                  0.00               0.00            250.00
INDEPENDENT TRUSTEES:
Mary K. Bush                   3,500.00                  0.00               0.00        103,625.00
Richard H. Egdahl, M.D         3,500.00                  0.00               0.00         99,375.00
Margaret B.W. Graham           3,500.00                  0.00               0.00        103,625.00
Marguerite A. Piret            3,500.00                  0.00               0.00        122,750.00
Stephen K. West                3,500.00                  0.00               0.00        105,750.00
John Winthrop                  3,500.00                  0.00               0.00        110,500.00
                          -------------         -------------       ------------     -------------
                          $   21,500.00         $        0.00       $       0.00     $  662,875.00

     *     Estimated for the calendar year ending December 31, 2003.
     ** For the calendar year ended December 31, 2002. There are 51 U.S. registered investment portfolios in the Pioneer Family of Funds.
     *** Under the investment advisory agreement, Pioneer reimburses the trust for any Trustee fees paid by the trust.
     **** Mr. Hood became a trustee of the other Pioneer Funds during the current calendar year.

OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the trust and the Pioneer Funds in the aggregate. The value of shares of the trust and any other closed-end fund are determined based on closing market price on December 31, 2002. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2002. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                               DOLLAR RANGE OF EQUITY      SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE                SECURITIES IN THE TRUST         COMPANIES IN THE PIONEER FUNDS
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
Mr. Cogan                                none                           Over $100,000
Mr. Hood                                 none                         $50,001 - $100,000
INDEPENDENT TRUSTEES:
Ms. Bush                                 none                         $10,001 - $50,000
Dr. Egdahl.                              none                         $50,001 - $100,000
Ms. Graham                               none                         $10,001 - $50,000

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                               DOLLAR RANGE OF EQUITY      SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE                SECURITIES IN THE TRUST         COMPANIES IN THE PIONEER FUNDS
--------------------------------------------------------------------------------------------------
Ms. Piret                                none                         $50,001 - $100,000
Mr. West                                 none                         $50,001 - $100,000
Mr. Winthrop                             none                           Over $100,000

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the IMMEDIATE FAMILY MEMBERS of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which Pioneer or Pioneer Funds Distributor, Inc. ("PFD") or any of its affiliates act as principal underwriter. For example, the trust's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito or any other entity in a control relationship to PFD.

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, or any other entity in a control relationship to Pioneer or PFD.

- During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediately family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

-  the trust

-  an officer of the trust

-  a related fund

-  an officer of any related fund

-  Pioneer or PFD

-  an officer of Pioneer or PFD

-  any affiliate of Pioneer or PFD

-  an officer of any such affiliate

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the trust and the other Pioneer Funds was approximately $60,000 in 2001 and 2002, respectively.

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

-  Pioneer

-  PFD

-  UniCredito

-  any other entity in a control relationship with Pioneer or PFD

None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-  the trust

-  any related fund

-  Pioneer

-  PFD

-  any affiliated person of the trust, Pioneer or PFD

-  UniCredito

-  any other entity in a control relationship to the trust, Pioneer or PFD

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT.

The 1940 Act requires that the trust's Investment Advisory Agreement (the "Investment Advisory Agreement") be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the trust's Investment Advisory Agreement are fair and reasonable and that the contract is in the trust's best interest. The Independent Trustees believe that the Investment Advisory Agreement will enable the trust to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the trust and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the trust.

In evaluating the Investment Advisory Agreement, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the trust's proposed operations and Pioneer's ability to provide advisory and other services to the trust. The Independent Trustees also reviewed:

- the experience of Pioneer in managing other portfolios with significant investments in below investment grade securities and the performance of such portfolios, as well as Pioneer's experience in managing municipal securities;

- the experience of the investment advisory and other personnel who would be providing services to the trust and the historical quality of the services provided by Pioneer;

-  the fee charged by Pioneer for investment advisory services;

- the trust's projected total operating expenses, and the Pioneer's agreement to limit the trust's expenses for three years; and

- the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the trust are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other leverage investment companies investing in high yield municipal securities; and (3) the relative performance of other funds advised by Pioneer that invest a significant portion of their assets in below investment grade securities compared to other investment companies with similar objectives and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the trust's management contract.

CODE OF ETHICS

The trust and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the trust, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 31, 2003, the Trustees and officers of the trust owned beneficially in the aggregate less than 1% of any class of the outstanding shares of the trust. The trust is not aware of any beneficial owner of 5% or more of any class of its shares. The following is a list of the holders of record of 5% or more of any class of the trust's outstanding shares as of August 31, 2003:

    RECORD HOLDER            SHARE CLASS          NUMBER OF SHARES       % OF CLASS
      Cede & Co.            Common Shares            21,992,217            99.93%
     P.O. Box 20
Bowling Greene Station
  New York, NY 10274

INVESTMENT ADVISER

The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of August 31, 2003, assets under management were approximately $128 billion worldwide, including over $30 billion in assets under management by Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objectives and policies, subject to the supervision of the trust's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the Trustees on the trust's investments and performance.

Under the Investment Advisory Agreement, Pioneer is not liable to the trust except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the trust, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.


The trust has retained Princeton Administrators, L.P. to act as administrator of the trust. Pursuant to an administration agreement, the trust pays Princeton Administrators L.P. a fee at a monthly rate equal to the greater of $10,000 or 0.07% of the trust's average daily managed assets.


COMPENSATION AND EXPENSES

Under the Investment Advisory Agreement, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the trust's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust. The advisory fee payable by the trust to Pioneer is higher than the fees paid by most U.S. investment companies.

The trust's average weekly managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the weekly determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its Investment Advisory Agreement with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, and expenses in connection with preferred shares, including the APS, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the trust's common shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the trust, Pioneer or any other agent of the trust may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the trust. In addition, the trust will pay all brokers' and underwriting commissions chargeable to the trust in connection with securities transactions to which the trust is a party.

PROXY VOTING

The trust's Trustees have delegated to Pioneer the authority to vote proxies on behalf of the trust. The Trustees have approved the proxy voting guidelines of Pioneer and will review the guidelines and suggest changes they deem advisable. A summary of Pioneer's proxy voting guidelines and proxy voting procedures are attached to this Statement of Additional Information as Appendix B.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the Investment Advisory Agreement were approved by the trust's Board of Trustees at a meeting of the Board of Trustees held on July 8, 2003, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940
Act). The 1940 Act requires that the Investment Advisory Agreement be approved by a majority of the trust's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.

The Investment Advisory Agreement was approved by the sole common shareholder of the trust as of July 14, 2003.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the trust and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the trust. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the trust and will terminate in the event it is assigned (as defined in the 1940
Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the trust) or from engaging in other activities.

UBS Securities LLC will serve as the trust's shareholder servicing agent. The Adviser (and not the trust has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee at an annual rate of 0.10% of the average daily managed assets (including assets attributable to any preferred shares or other financial leverage of the trust that may be outstanding) of the trust pursuant to a shareholder servicing agreement between the Adviser and UBS Securities LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) undertake to make public information pertaining to the trust on an ongoing basis and to communicate to investors and prospective investors the trust's features and benefits (including periodic seminars or conferences calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the trust, if reasonably obtainable, for the purpose of maintaining the visibility of the trust in the investor community; (iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the trust, and consult with representatives and Trustees of the trust in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the trust and such other companies and
(3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Board of Trustees with respect to the applicable modifications to dividend policies capital structure, repositions or restructuring of the trust, conversion of the trust to an open-end investment company, or a trust liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Adviser or the Trust for any act or omission in the course of its performance under the Shareholder Servicing Agreement in the absence of its gross negligence of willful misconduct. The Shareholder Servicing Agreement will remain in effect so long as the Investment Advisory Agreement remains in effect between the trust and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Investment Advisory Agreement is renewed periodically in accordance with the 1940 Act.

POTENTIAL CONFLICTS OF INTEREST

The trust is managed by Pioneer which also serves as investment adviser to other Pioneer funds and other accounts with investment objectives identical or similar to those of the trust. Securities frequently meet the investment objectives of the trust, the other Pioneer funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the trust. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer funds may have the same or similar investment objectives and policies as the trust, their portfolios do not generally consist of the same investments as the trust or each other, and their performance results are likely to differ from those of the trust.

           ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE APS

GENERAL. DTC will act as the Securities Depository with respect to the APS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the APS contained in the Statement. Prior to the commencement of the right of holders of the APS to elect a majority of the Trustees, as described under "Description of APS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the APS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the APS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the trust in connection with the auctions of the APS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the APS, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the trust) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of APS" in the prospectus and notices from the trust. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the trust upon notice to the trust on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The trust may remove the Auction Agent provided that prior to such removal the trust shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS. The Auction Agent after each Auction for APS will pay to each Broker-Dealer, from funds provided by the trust, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the trust and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the APS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction

Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

The trust may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the trust) may submit orders in auctions for its own account, unless the trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the trust may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                            RATING AGENCY GUIDELINES

The descriptions of Fitch Ratings' ("Fitch") and Moody's Investor Services, Inc.'s ("Moody's") rating guidelines ("Rating Agency Guidelines") contained in this statement of additional information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix C to this statement of additional information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this statement of additional information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

The composition of the trust's portfolio reflects guidelines the Rating Agency Guidelines in connection with the trust's receipt of a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, for the APS. These Rating Agency Guidelines relate, among other things, to credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the trust may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the trust's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the trust reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the trust's portfolio.

The Rating Agency Guidelines require that the trust maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the APS plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the trust to maintain asset coverage required by the 1940 Act as a condition to paying dividends or other distributions on the trust's common shares. The effect of compliance with the Rating Agency Guidelines may be to cause the trust to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the trust's ability to make certain investments that would otherwise be deemed potentially desirable by Pioneer. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the trust in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the trust may issue.

The trust intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agency Guidelines do not impose any limitations on the percentage of trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the trust's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio that are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines.

"Preferred Shares Basic Maintenance Amount," as of any valuation date, means the dollar amount equal (i) to the sum of (A) the product of the number of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the APS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective applicable rates (whether or not earned or declared) to (but not including) the first respective dividend payment dates for each series of APS outstanding that follow such valuation date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such valuation date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the APS outstanding from such first respective dividend payment date therefor through the 49th day after such valuation date, at the maximum applicable rate (calculated as if such valuation date were the auction date for the dividend period commencing on such dividend payment date) for a 7 day dividend period of shares of such series to commence on such dividend payment date, multiplied by the Volatility Factor, or, in the event the trust shall have delivered a notice of special dividend period to the Auction Agent with respect to shares of such series designating a special dividend period consisting of 49 days or more, the Volatility Factor applicable to a special dividend period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 49th day after such valuation date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such valuation date occurs during a non-payment period (or, in the case of preferred shares other than APS, a period similar to a non-payment period), the dividend for purposes of calculation would accumulate at the then current non-payment period rate (or similar rate for preferred shares other than APS) and (2) for those days during the period described in this subparagraph (C) in respect of which the applicable rate in effect immediately prior to such dividend payment date will remain in effect (or, in the case of preferred shares other than APS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such applicable rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such valuation date; (E) the amount of the Trust's maximum potential gross-up dividend liability in respect of shares of APS ( and similar amounts payable in respect of other Preferred Shares0 as of such valuation date; and (F) any current liabilities as of such valuation date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, any payables for Municipal Obligations purchased as of such valuation date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
(i) (A) through (i) (F) become payable, otherwise the Moody's Discounted Value) of any of the trust's assets irrevocably deposited by the trust for the payment of any of (i) (A) through (i) (F).

"Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Volatility Factor shall be as follows:

                                      % CHANGE IN                                      VOLATILITY
                                   MARGINAL TAX RATE                                     FACTOR
                                   -----------------                                   ----------
                                     GREATER THAN 5%                                      292%
                         GREATER THAN  5% but LESS THAN / = 10%                           313%
                         GREATER THAN 10% but LESS THAN / = 15%                           338%
                         GREATER THAN 15% but LESS THAN / = 20%                           364%
                         GREATER THAN 20% but LESS THAN / = 25%                           396%
                         GREATER THAN 25% but LESS THAN / = 30%                           432%
                         GREATER THAN 30% but LESS THAN / = 35%                           472%
                         GREATER THAN 35% but LESS THAN / = 40%                           520%

A credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g.., the auction) will be successful. As described by Moody's, an issue of preferred stock which is rated "Aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, an issue of preferred stock which is rated `AAA' is considered to be of the highest credit quality. `AAA' ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Ratings are not recommendations to purchase, hold or sell APS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's or Fitch by the trust and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

MOODY'S GUIDELINES

For purposes of calculating the discounted value of the trust's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The discounted value of a portfolio security under Moody's guidelines is the market value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor.

"Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Obligations which constitutes a Moody's Eligible Asset, the percentage determined by reference to the rating by Moody's, S&P or Fitch on such asset in accordance with the tables set forth below:

Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

     EXPOSURE PERIOD               Aaa      Aa       A        Baa       MIG-1 (1)     MIG-1 (2)  UNRATED (3)
     ---------------               ---      --       -        ---       ---------                -----------
     7 weeks                       151%     159%     160%     173%      135%          148%       225%

     8 weeks or less but           154      161      168      176       137           149        231
     greater than seven weeks

     9 weeks or less but           158      163      170      177       138           150        240
     greater than eight
     weeks

Footnotes:

(1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal's assets can be derived from other sources as well as combined with a number of sources as presented by the Trust to Moody's, Municipal Obligations rated below B3 by Moody's and unrated Municipal Obligations, which are Municipal Obligations rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a Municipal Bond is rated Baa or below by Moody's or if unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in the table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

Short-term Municipal Obligations: The Moody's Discount Factor applied to short term Municipal Obligations shall be determined in accordance with the table set forth below.

          ------------------------------------------------------------
                             Moody's Rating Category
          ------------------------------------------------------------
                  MIG-1, VMIG-1, P-1 (1)      MIG-1, VMIG-1, P-1 (2)
          ------------------------------------------------------------
                       100%                              136%
          ------------------------------------------------------------

Footnotes:

(1) Moody's rated Municipal Obligations that have a maturity less than or equal to 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity less than or equal to 49 days.

(2) Moody's rated Municipal Obligations that have a maturity greater than 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity greater than 49 days.

Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Obligations Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Obligations sold.

The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.

"Moody's Eligible Asset" means cash, Receivables for Municipal Bonds Sold, Rule 2a-7 Money Market Funds or a Municipal Obligations that (i) pays interest in cash, (ii) does not have its Moody's rating suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart below). In addition, Municipal Obligations in the Trust's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible
Assets:

                                     MINIMUM               MAXIMUM                 MAXIMUM STATE
                                     ISSUE SIZE            UNDERLYING              ALLOWED
RATING                               ($ MILLIONS)          OBLIGOR(%)(1)           (%)(1)(3)
----------                           ------------          -------------           -------------
Aaa                                   N/A                   100                     100

Aa                                    10                    20                      60

A                                     10                    10                      40

Baa                                   10                    6                       20

Ba                                    10                    4                       12

B                                     10                    3                       12

Other (2)                             10                    2                       12

----------

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Obligations rated Caa or below by Moody's, or if not rated by Moody's rated the equivalent by S&P or Fitch and unrated securities.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

N/A    Not applicable.

For purposes of the maximum underlying obligor requirement described above, any Municipal Obligations backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligations.

When the Trust sells a Municipal Obligation and agrees to repurchase it at a future date, the Discounted Value of such Municipal Obligation will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such Municipal Obligation will count as a liability for purposes of calculating the APS Basic Maintenance Amount. For so long as the APS are rated by Moody's, the Trust will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the rating then assigned the APS by Moody's. When the Trust purchases a Municipal Obligation and agrees to sell it at a future date to another party, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Discounted Value of such Obligation will constitute a Moody's Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Trust for the payment of dividends or redemption.

FITCH RATING GUIDELINES

For purposes of calculating the discounted value of the trust's portfolio under current Fitch's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch's Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch's Discount Factors"). The discounted value of a portfolio security under Fitch's guidelines is the market value thereof, determined as specified by Fitch's, divided by the Fitch's Discount Factor.

"Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

RATING CATEGORY

EXPOSURE PERIOD                   AAA*        AA*        A*          BBB*        F1**        UNRATED***
---------------                   ---         --         -           ---         --          -------
7 weeks                           151%        159%       166%        173%        136%        225%

8 weeks or less but
greater than 7 weeks              154%        161%       168%        176%        137%        231%

9 weeks or less but
greater than 8 weeks              158%        163%       170%        177%        138%        240%

----------
*Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

**Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

"Fitch Eligible Asset" shall mean cash, Receivables for Municipal Obligations Sold, Rule 2a-7 Money Market Funds or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

                            MINIMUM                 MAXIMUM SINGLE             MAXIMUM STATE
                            ISSUE SIZE              UNDERLYING OBLIGOR         ALLOWED
RATING                      ($ MILLIONS)(1)         ISSUER(%)(2)               (%)(2)(3)
-------                     ---------------         ------------------         -------------
AAA                         10                       100                        100

AA                          10                       20                         60

A                           10                       10                         40

BBB                         10                       6                          20

BB                          10                       4                          12

B                           10                       3                          12

CCC                         10                       2                          12

----------

(1) Preferred stock has a minimum issue size of $50 million.

(2) The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

The Fitch Discount Factor for Rule 2a-7 Money Market Funds is 110%.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the trust by Pioneer pursuant to authority contained in the trust's Investment Advisory Agreement. Securities purchased and sold on behalf of the trust normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the trust may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the trust as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the trust. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the trust as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the trust. The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the trust.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of preferred shares of the trust. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the 90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the trust invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the trust. Consequently, the trust may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust generally will not be subject to U.S. federal income tax on any income of the trust, including long-term capital gains, distributed to shareholders. However, if the trust retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the trust will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Based in part on the lack of any present intention on the part of the trust to redeem or purchase the preferred shares at any time in the future, the trust believes that under present law the preferred shares will constitute stock of the trust and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the trust's current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the preferred shares constitute debt of the trust. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the trust to shareholders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the trust, would be included in full in the income of the recipient and would be taxed as ordinary income.

In accordance with its investment objectives, the trust invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The trust's distributions from such gain or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the trust to flow through as tax-exempt "exempt-interest dividends" to the trust's shareholders, provided that the trust qualifies as a regulated investment company and at least 50% of the value of the trust's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in
Section 103(a) of the Code. That part of the trust's net investment income, which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the trust as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. That portion of the trust's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The trust may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the trust will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the trust. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the trust.

For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below. In general, assuming that the trust has sufficient earning and profits, dividends from investment company taxable income, are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the trust. Distributions by the trust in excess of the trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

The trust does not expect to receive any "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from its investments, and thus dividends distributed to individual shareholders attributable to the investment company taxable income of the trust (if any) will not qualify for the maximum 15% federal tax rate on qualified dividend income. Capital gain dividends distributed by the trust to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. The income to be received by the trust from its investments also is not expected to qualify for the dividends-received deduction under the Code. As a result, the trust does not expect that its distributions to its corporate shareholders will qualify for such deduction.

If the trust retains any net capital gain for a taxable year, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the trust as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the trust may be "spilled back" and treated as paid by the trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The trust may be required to pay Gross-up Dividends to holders of preferred shares as described in the Prospectus under the heading "Description of APS." The federal income tax consequences of Gross-up Dividends under existing law are uncertain. For example, it is unclear how Gross-up Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The trust intends to treat such Gross-up Dividends as paid during such prior taxable year for purposes of the rules governing the trust's treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Gross-up Dividend only as and when such Gross-up Dividend is paid. Gross-up Dividends are intended to put holders generally in substantially the same federal income tax position they would have been in had all of the dividends paid to them consisted of exempt-interest dividends. However, Gross-up Dividends will not compensate for any foreign, state or local taxes on distributions paid by the trust, including foreign, state or local taxes on the Gross-up Dividends themselves.

If the trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the trust elects to include market discount in income currently), the trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the trust must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The trust may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the trust. Tax rules are not entirely clear about issues such as when the trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A failure by the trust to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated the trust's leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the trust's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the trust from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the trust's qualification for taxation as a regulated investment company under the Code and/or might subject the trust to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the trust may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the trust and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The trust will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the trust is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the trust and are not expected to be distributed as such to shareholders.

Sales and other dispositions of trust shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in trust shares (including a redemption of the preferred shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if trust shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

The trust may, at its option, redeem preferred shares in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the preferred shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Share Asset Coverage. Gain or loss, if any, resulting from a redemption of the preferred shares generally will be taxed as gain or loss from the sale of the preferred shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the trust. For purposes of clauses (a), (b), and (c) above, a shareholder's ownership of common and preferred shares will be taken into account and the common and preferred shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions
(a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event the selling shareholder makes other investments in the trust (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If the trust enters into a credit default swap, the trust may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the trust's federal income tax return. If the Internal Revenue Service determined that the credit default swap is a tax shelter, the Trust could be subject to penalties under the Code.

Options written or purchased and futures contracts entered into by the trust on certain securities or indices may cause the trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the trust as long-term or short-term. Additionally, the trust may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the trust may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the trust's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the trust's income and gains or losses and hence of its distributions to shareholders.

The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the trust on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the trust makes no commitment to seek to satisfy. However, the trust will report annually to its shareholders the percentage of interest income received by the trust during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The federal income tax treatment of the trust's investment in transactions involving swaps, caps, floors, and collars is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the trust, the timing or character of income recognized by the trust could be affected, requiring the trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the trust intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the trust will designate exempt-interest dividends, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Existing authorities do not specifically address whether dividends (including possible Gross-up Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The trust currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the trust's position concerning the treatment of dividends paid after the close of a taxable year or with the trust's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares and designated by the trust as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to tax on amounts so recharacterized and the trust could be subject to federal income and excise tax. In such event, no additional amounts (including Gross-up Dividends) would be paid by the trust with respect to dividends so recharacterized to compensate for any additional tax owned by holders of preferred shares.

Federal law requires that the trust withhold (as "backup withholding") 28% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of trust shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the trust reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the trust and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the trust. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the trust may be illustrated and/or compared with that of other investment companies with similar investment objectives and to municipal securities or other relevant indices. For example, yield or total return of the trust's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Lehman Brothers Municipal Bond Index; or other comparable indices or investment vehicles. In addition, the performance of the trust's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The trust may also include securities industry or comparative performance information generally and in advertising or materials marketing the trust's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the trust is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the trust.

The trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the trust since inception.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

                              INDEPENDENT AUDITORS

The independent auditors of the trust, Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, provide accounting, auditing and tax preparation services to the trust.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2 (file no. 811-21321), including amendments thereto, relating to the APS offered hereby, has been filed by the trust with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the trust and the APS offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                       PIONEER MUNICIPAL HIGH INCOME TRUST
                       STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Cash                                                     $  100,003
Receivable from Investment
Adviser                                                      40,000
Deferred offering costs                                     700,000
                                                         ----------
Total
assets                                                      840,003
                                                         ----------

LIABILITIES:
Accrued Organizational
Expenses                                                     40,000
Accrued offering costs                                      700,000
                                                         ----------
     Total liabilities                                      740,000
                                                         ----------

Net Assets (6,981 common shares issued and
 outstanding; unlimited shares authorized)               $  100,003
                                                         ----------
Net asset value per share                                $   14.325
                                                         ----------

                             STATEMENT OF OPERATIONS
                           ONE DAY ENDED July 11, 2003

Investment income                                        $        -
                                                         ----------
Organizational
expenses                                                     40,000

Less: Reimbursement from Investment
Adviser                                                      40,000
                                                         ----------
Net
Expenses                                                          -

Net Investment income                                     $       -
                                                          ---------

NOTES

1.   ORGANIZATION

Pioneer Municipal High Income Trust (the "Trust") is a diversified, closed-end management investment company organized on March 13, 2003, which has had no operations other than the sale and issuance of 6,981 shares at an aggregate purchase price of $100,003 to Pioneer Investment Management, Inc. (the "Adviser"). The Adviser has agreed to reimburse the amount by which the aggregate of all of the Trust's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share. To the extent that the Trust's organizational and offering expenses do not exceed $0.03 per share by at least the amount of the Trust's organizational expenses, the Adviser has agreed to pay the Trust's organizational expenses. Consequently the Adviser will be bearing the Trust's organizational expenses. The line items Receivable from Investment Adviser and Reimbursement from Investment Adviser reflect the anticipated reimbursement by the Adviser of the Trust's organizational expenses. Offering costs, estimated to be approximately $700,000, will be charged to the Trust's capital paid-in at the time shares of beneficial interest are sold.

2.   ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.   AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with the Adviser, which, upon commencement of investment operations, provides for payment of a monthly fee computed at the annual rate of 0.60% of the Trust's average daily Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability. Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., has contracted with the Trust to provide transfer agent and shareholder services to the Trust at negotiated rates.

The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's ordinary expenses (excluding organizational and offering costs, interest expenses or any other non-recurring or non-operating expenses) to 0.80% of the Trust's average daily Managed Assets. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Trust if the Trust's total expenses are less than 0.80% of average daily managed assets.

The Trust has also entered into an Administration Agreement with Princeton Administrators L.P. (the Administrator") and the Adviser, pursuant to which the Administrator provides certain administrative and accounting services to the Trust and the Adviser provides certain administrative services to the Trust. Upon commencement of investment operations, the Trust will pay the Administrator a monthly fee computed at the annual rate of 0.07% of the Trust's average weekly Managed Assets, subject to a monthly minimum fee of $10,000. The Adviser does not receive any compensation under the administration agreement. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

4.   FEDERAL INCOME TAXES

The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and
Board of Trustees of
Pioneer Municipal High Income Trust

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Trust (the "Fund") as of July 11, 2003 (date of capitalization) and the related statement of operations for the one-day period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer Municipal High Income Trust at July 11, 2003 (date of capitalization), and the results of its operations for the one-day period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                       ERNST & YOUNG LLP


July 14, 2003
Boston, Massachusetts

                        FINANCIAL STATEMENTS (UNAUDITED)

PIONEER MUNICIPAL HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS 7/31/03 (UNAUDITED)

                                                                                           JULY 21, 2003 TO
                                                                                           JULY 31, 2003 (1)
PER COMMON SHARE OPERATING PERFORMANCE (2)
      Net asset value, beginning of period                                                 $           14.33(5)
                                                                                           -----------------
      Increase (decrease) from investment operations:
               Net investment income                                                                    0.01
               Net realized and unrealized loss on investments                                         (0.26)
               Distributions to preferred shareowners from net investment
                 income                                                                                    -
                                                                                           -----------------
               Net increase from investment operations                                     $           (0.25)
      Capital charge with respect to issuance of:
               Common Shares                                                                           (0.03)
                                                                                           -----------------
      Net decrease in net asset value                                                      $           (0.28)
                                                                                           -----------------
      Net asset value, end of period (3)                                                   $           14.05
                                                                                           =================
      Market value, end of period (3)                                                      $           15.00
                                                                                           -----------------
               Total Return at market value (6)                                                            0%


               Total Return on NAV (7)                                                                 (1.95)%


RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES
      Net Expenses (8)                                                                                  0.76%(4)
      Net investment income before preferred share dividends (8)                                        2.33%(4)
      Preferred share dividends                                                                            -%(4)
      Net investment income available to holders of Common Shares                                       2.33%(4)
      Portfolio turnover                                                                                   1%
      Net assets of holders of Common Shares, end of period (in thousands)                 $         288,109
      Preferred shares outstanding (in thousands)                            $      -
      Asset coverage per preferred share, end of period                      $      -
      Average market value per preferred share                               $      -
      Liquidation value per preferred share                                  $      -

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREOWNERS BEFORE
      REIMBURSEMENT OF ORGANIZATION EXPENSES
      Net Expenses (8)                                                                                  1.26%(4)
      Net investment income before preferred share dividends (8)                                        1.83%(4)
      Preferred share dividends                                                                            -%(4)
      Net investment income available to common shareowners                                             1.83%(4)

(1)  Trust shares were first publicly offered on July 18, 2003.
(2) The per share data presented above is based upon the average common shares outstanding for the period presented.
(3) Net asset value and market value are published in BARRON'S on Saturday, The WALL STREET JOURNAL on Monday and THE NEW YORK TIMES on Monday and Saturday.
(4)  Annualized.
(5) Net asset value immediately after the closing of the first public offering was $14.30.
(6) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.


(7) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 and the ending net asset value per share of $14.05.

(8) Ratios do not reflect the effect of dividend payments to preferred shareowners.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to in the financial statements and market value data for the Trust's common shares.

   The accompanying notes are an integral part of these financial statements.

PIONEER MUNICIPAL HIGH INCOME TRUST
BALANCE SHEET 7/31/2003 (UNAUDITED)

ASSETS:
      Investments in securities, at value (cost $309,992,236)                              $     304,775,940
      Cash                                                                                        68,441,705
      Receivables -
          Investment securities sold                                                              16,820,439
          Interest                                                                                 3,173,796
      Organization costs reimbursement                                                                40,000
      Other assets                                                                                   101,177
                                                                                           -----------------
          Total assets                                                                     $     393,353,057
                                                                                           -----------------

LIABILITIES:
      Payables -
          Investment securities purchased                                                  $     104,679,737
          Offering costs payable                                                                     517,077
          Organization costs payable                                                                  40,000
      Accrued expenses                                                                                 6,780
                                                                                           -----------------
          Total liabilities                                                                $     105,243,594
                                                                                           -----------------
PREFERRED SHARES AT REDEMPTION VALUE:
      $25,000 liquidation value per share; no shares outstanding                           $               -
                                                                                           -----------------

NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
      Paid-in capital                                                                      $     293,147,503
      Undistributed net investment income                                                            186,237
      Accumulated net realized loss on investments                                                    (7,981)
      Net unrealized loss  on investments                                                         (5,216,296)
                                                                                           -----------------
          Net assets applicable to common shareowners                                      $     288,109,463
                                                                                           -----------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
      Based on $288,109,463/20,506,981 common shares                                       $           14.05
                                                                                           -----------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MUNICIPAL HIGH INCOME TRUST
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD 7/21/03 (COMMENCEMENT OF OPERATIONS) TO 7/31/03

INVESTMENT INCOME:
      Interest                                                                             $         246,734
                                                                                           -----------------

EXPENSES:
      Management fees                                                        $ 47,998
      Administration fees                                                       5,599
      Transfer agent fees                                                       1,771
      Custodian fees                                                              868
      Registration fees                                                           962
      Organization fees                                                        40,000
      Professional fees                                                         1,875
      Printing fees                                                               313
      Trustees' fees                                                              417
      Miscellaneous                                                               694
                                                                             --------
               Total expenses                                                              $         100,497
                                                                                           -----------------
                       Reimbursement of organization fees                                  $         (40,000)
                                                                                           -----------------
               Net expenses                                                                $          60,497
                                                                                           -----------------
                       Net investment income                                               $         186,237
                                                                                           -----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      Net realized loss on investments                                                     $          (7,981)
      Net unrealized loss on investments                                                          (5,216,296)
                                                                                           -----------------
                       Net loss on investments                                                    (5,224,277)
                                                                                           -----------------

DIVIDENDS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME                                                                          $               -
                                                                                           -----------------
      Net decrease in net assets applicable to common
        shareowners resulting from operations                                              $      (5,038,040)
                                                                                           -----------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MUNICIPAL HIGH INCOME TRUST
STATEMENT OF CHANGES (UNAUDITED)
FOR THE PERIOD 7/21/03 (COMMENCEMENT OF OPERATIONS) TO 7/31/03

                                                                                                7/21/03
                                                                                                   to
                                                                                                7/31/03
FROM OPERATIONS:
 Net investment income                                                                     $         186,237
 Net realized loss on investments                                                                     (7,981)
 Net unrealized loss on investments                                                               (5,216,296)
 Dividends to preferred shareowners from net investment income                                             -
                                                                                           -----------------
  Net decrease in net assets applicable to common shareowners                              $      (5,038,040)
                                                                                           -----------------
FROM TRUST SHARE TRANSACTIONS:
 Net proceeds from the issuance of common shares                                           $     293,662,500
 Common share offering expenses charged to paid-in capital                                          (615,000)
                                                                                           -----------------
  Net increase in net assets applicable to common shareowners
    resulting from Trust share transactions.                                               $     293,047,500
                                                                                           -----------------
  Net increase in net assets applicable to common shareowners                              $     288,009,460

NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
 Beginning of period                                                                                 100,003
                                                                                           -----------------
 End of period  (including undistributed net investment income
   income of $186,237)                                                                     $     288,109,463
                                                                                           -----------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MUNICIPAL HIGH INCOME TRUST
SCHEDULE OF INVESTMENTS 7/31/03 (UNAUDITED)

                S&P/
PRINCIPAL       MOODY'S
AMOUNT          RATINGS                                                                                 VALUE
                             TAX EXEMPT OBLIGATIONS  - 95.3%
                             ARIZONA - 5.7%
$  5,000,000    B+/Ba3       Apache County Pollution Ctl Revenue, 5.875%, 3/1/33                        $    4,443,600
  12,000,000    AA-/AA3      Arizona  State Transportation Board, 5.0%, 7/1/12                              12,850,320
                                                                                                        --------------
                                                                                                        $   17,293,920
                                                                                                        --------------

                             CALIFORNIA - 6.3%
   7,270,000    BBB/A3       California State General Obligation, 5.25%, 2/1/28                         $    6,942,341
   3,500,000    A-/Baa2      Golden State Tobacco Securitization Corp., 7.8%, 6/1/42                         3,444,840
   3,500,000    A-/Baa2      Golden State Tobacco Securitization Corp., 7.875%, 6/1/42                       3,476,305
   6,500,000    B-/Caa2      Los Angeles California Airports, 7.5%, 12/1/24                                  5,421,650
                                                                                                        --------------
                                                                                                        $   19,285,136
                                                                                                        --------------

                             COLORADO - 0.9%
   2,250,000    AAA/Aaa      Colorado Department of Transportation Revenue, 6.0%, 6/15/14*              $    2,598,210
                                                                                                        --------------

                             CONNECTICUT - 1.0%
   2,890,000    AAA/Aaa      Stamford  General Obligation, 5.25%, 7/15/12                               $    3,179,029
                                                                                                        --------------

                             DISTRICT OF COLUMBIA - 1.0%
   3,500,000    A-/Baa2      District of Columbia Tobacco Settlement Financing Corp., 6.75%,
                              5/15/40                                                                   $    3,037,860
                                                                                                        --------------

                             FLORIDA - 3.6%
   1,650,000    BBB/Baa1     Polk County Industrial Development Revenue, 5.85%, 12/1/30                 $    1,575,700
   2,000,000    NR/NR        Seminole Tribe Convention-A, 8.95%, 10/1/33                                     2,209,780
   1,900,000    NR/NR        Seminole Tribe Convention-A, 10.0%, 10/1/33                                     2,236,775
   5,000,000    NR/Baa2      Tallahassee Health Facilities Revenue, 6.375%, 12/1/30                          4,802,950
                                                                                                        --------------
                                                                                                        $   10,825,205
                                                                                                        --------------

                             GEORGIA - 1.5%
   4,200,000    AAA/Aaa      Georgia State General Obligation, Series B, 5.0%, 7/1/05                   $    4,486,566
                                                                                                        --------------

                             ILLINOIS - 3.2%
   2,790,000    B/Caa2       Chicago Illinois O'Hare International Airport, 6.45%, 5/1/18               $    2,089,571
  16,880,000    AAA/Aaa      Metropolitan Pier & Exposition Authority Dedicated State Tax
                              Revenue,0.0%, 6/15/22 (a)                                                      7,775,940
                                                                                                        --------------
                                                                                                        $    9,865,511
                                                                                                        --------------

                             INDIANA - 0.4%
   2,000,000    CCC/Caa3     East Chicago Industrial Pollution Ctl Revenue, 7.125%, 6/1/07              $    1,080,780
                                                                                                        --------------

                             KENTUCKY - 1.9%
   3,550,000    B/B3         Kenton County Airport Revenue, 7.5%, 2/1/12                                $    3,212,963
   2,145,000    AAA/Aaa      Kentucky Property and Buildings Revenue, 5.75%, 10/1/12*                        2,446,995
                                                                                                        --------------
                                                                                                        $    5,659,958
                                                                                                        --------------

                             MARYLAND - 3.1%
   9,270,000    AA/Aa2       Maryland State Department of Transportation, 3.0%, 6/1/08                  $    9,333,407
                                                                                                        --------------

                             MASSACHUSETTS - 3.4%
   3,350,000    AAA/Aaa      Massachusetts Health & Educational Facilities Authority, 5.0%,
                              7/1/18                                                                    $    3,489,662
   1,000,000    AA/NR        Massachusetts Health & Educational Facilities Authority, 5.25%,
                              10/15/33                                                                         973,340
   3,000,000    AAA/Aaa      Massachusetts Health & Educational Facilities Authority, 5.75%,
                              1/15/13                                                                        3,397,290
   2,255,000    AA+/Aa1      Westwood General Obligation, 5.0%, 6/1/13                                       2,416,999
                                                                                                        --------------
                                                                                                        $   10,277,291
                                                                                                        --------------
                             MICHIGAN - 0.5%
   1,500,000    BBB-/NR      John Tolfree Health System Corp., 6.0%, 9/15/23                            $    1,430,715
                                                                                                        --------------

                             MINNESOTA - 5.1%
   5,610,000    NR/NR        Minneapolis/ St. Paul Metropolitan Airports, 7.0%, 4/1/25                  $    4,693,663
  10,000,000    AAA/Aa1      Minnesota State General Obligation, 5.0%, 8/1/09                               10,995,600
                                                                                                        --------------
                                                                                                        $   15,689,263
                                                                                                        --------------

                             MISSISSIPPI - 1.0%
  3,000,000     BBB-/Ba1     Mississippi Business Finance Corp. Pollution Ctl Revenue, 5.9%,
                              5/1/22                                                                    $    2,949,960
                                                                                                        --------------

   The accompanying notes are an integral part of these financial statements.

                S&P/
PRINCIPAL       MOODY'S
AMOUNT          RATINGS                                                                                 VALUE
                             MISSOURI - 2.7%
$  3,000,000    NR/Baa3      St. Louis Industrial Development Authority Revenue, 7.25%, 12/15/35        $    2,937,390
   5,000,000    AAA/Aaa      St. Louis Missouri Airport Revenue, Series A, 5.625%, 7/1/15                    5,364,050
                                                                                                        --------------
                                                                                                        $    8,301,440
                                                                                                        --------------
                             NEW HAMPSHIRE - 2.0%
   2,660,000    AAA/Aaa      Manchester School Facilities Revenue, 5.25%, 6/1/11                        $    2,903,230
   2,885,000    AAA/Aaa      Manchester School Facilities Revenue, 5.25%, 6/1/12                             3,138,880
                                                                                                        --------------
                                                                                                        $    6,042,110
                                                                                                        --------------
                             NEW JERSEY - 5.2%
   2,000,000    B/Caa2       New Jersey Economic Development Authority Revenue, 6.25%, 9/15/19          $    1,693,780
   5,100,000    B/Caa2       New Jersey Economic Development Authority Revenue, 6.25%, 9/15/29               4,277,472
   1,000,000    B/Caa2       New Jersey Economic Development Authority Revenue, 6.4%, 9/15/23                  859,790
   3,000,000    B/Caa2       New Jersey Economic Development Authority Revenue, 7.0%, 11/15/30               2,553,810
   6,000,000    AAA/Aaa      New Jersey Transportation Corp. Certificate of Participation, 5.5%,
                              9/15/15                                                                        6,573,240
                                                                                                        --------------
                                                                                                        $   15,958,092
                                                                                                        --------------

                             NEVADA - 3.5%
  10,000,000    AAA/Aaa      Nevada State Highway Improvement Revenue, 5.0%, 12/1/11                    $   10,769,100
                                                                                                        --------------

                             NEW YORK - 4.4%
  12,000,000    AAA/Aaa      Metropolitan Transportation Authority Revenue, 5.375%, 7/1/27*             $   13,472,040
                                                                                                        --------------

                             NORTH CAROLINA - 3.3%
   4,200,000    AA+/Aa2      Charlotte North Carolina Special Facilities Revenue, 7.75%, 2/1/28         $    3,580,500
   6,000,000    AAA/Aa1      North Carolina State General Obligation, 5.25%, 3/1/15                          6,390,120
                                                                                                        --------------
                                                                                                        $    9,970,620
                                                                                                        --------------

                             OKLAHOMA - 2.0%
   5,000,000    B-/B1        Oklahoma Development Finance Authority Revenue, 5.625%, 8/15/29            $    3,264,500
   4,100,000    B-/Caa2      Tulsa Municipal Airport Revenue, 5.65%, 12/1/35                                 2,972,459
                                                                                                        --------------
                                                                                                        $    6,236,959
                                                                                                        --------------

                             OREGON - 3.2%
   5,000,000    NR/NR        Klamath Falls Electric Revenue, 6.0%, 1/1/25                               $    4,696,350
   5,000,000    NR/NR        Western Generation Agency Cogeneration Project Revenue, 7.125%,
                              1/1/21                                                                         4,997,100
                                                                                                        --------------
                                                                                                        $    9,693,450
                                                                                                        --------------

                             PENNSYLVANIA - 3.9%
   7,000,000    B/B2         Allegheny County Hospital Development Authority Revenue, 9.25%,
                              11/15/30                                                                  $    6,743,170
   5,000,000    BBB/Baa3     Delaware County Industrial Development Authority Revenue,  6.1%,
                              7/1/13                                                                         5,269,900
                                                                                                        --------------
                                                                                                        $   12,013,070
                                                                                                        --------------

                             PUERTO RICO - 4.5%
  12,500,000    AAA/Aaa      Puerto Rico Highway & Transportation Authority Revenue, 5.5%, 7/1/17       $   13,822,875
                                                                                                        --------------

                             SOUTH CAROLINA - 0.7%
   2,675,000    A-/Baa2      Tobacco Settlement Revenue Management, 6.375%, 5/15/30                     $    2,235,872
                                                                                                        --------------

                             TEXAS  - 11.0%
  10,000,000    BBB/Baa2     Brazos River Authority Pollution Ctl Revenue, 5.75%, 5/1/36                $   10,320,300
   1,000,000    BB+/NR       Georgetown Health Facilities Development Corp., 6.25%, 8/15/29                    935,700
   2,150,000    BBB/Baa3     Gulf Coast Industrial Development Authority Revenue, 5.6%, 12/1/31              1,981,289
   7,750,000    BBB-/Ba1     Matagorda County Navigation District No. 1 Revenue, 5.95%, 5/1/30               7,286,395
  15,865,000    AAA/Aaa      Texas State Turnpike Authority Revenue, 0.0%, 8/15/16                           8,133,827
   4,950,000    BBB/Baa2     Trinity River Authority Pollution Ctl Revenue, 6.25%, 5/1/28                    4,956,336
                                                                                                        --------------
                                                                                                        $   33,613,847
                                                                                                        --------------

                             VIRGINIA  - 7.1%
   2,000,000    BB/NR        Pocahontas Parkway Association of Virginia Toll Road Revenue, 5.5%,
                              8/15/28                                                                   $    1,410,080
   6,375,000    AAA/Aaa      University of Virginia Revenue, Series B, 5.0%, 6/1/33                          6,267,772
  12,890,000    AAA/Aaa      Virginia State General Obligation, 5.0%, 6/1/10                                14,057,963
                                                                                                        --------------
                                                                                                        $   21,735,815
                                                                                                        --------------

                             WASHINGTON - 1.6%
  14,315,000    AAA/Aaa      Washington State General Obligation, 0.0%, 6/1/22                          $    4,948,839
                                                                                                        --------------

   The accompanying notes are an integral part of these financial statements.

                S&P/
PRINCIPAL       MOODY'S
AMOUNT          RATINGS                                                                                 VALUE
                             WYOMING - 1.6%
$  5,000,000    BB+/Ba3      Sweetwater County Solid Waste Disposal Revenue, 6.9%, 9/1/24               $    4,786,000
                                                                                                        --------------
                             TOTAL TAX-EXEMPT OBLIGATIONS
                             (Cost $295,809,236)                                                        $  290,592,940
                                                                                                        --------------

    SHARES
                             TAX-EXEMPT MONEY MARKET MUTUAL FUND - 4.7%
  14,183,000                 Provident Institutional Municipal Fund                                     $   14,183,000
                                                                                                        --------------
                             TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                             (Cost $14,183,000)                                                         $   14,183,000
                                                                                                        --------------
                             TOTAL INVESTMENTS IN SECURITIES AND
                             TEMPORARY CASH INVESTMENTS
                             (Cost $309,992,236 (b) (c))                                                $  304,775,940
                                                                                                        --------------

           * Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

          NR    Not rated.

          (a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

          (b)   The concentration of investments by type of obligation/market sector is as follows:
                Insured                                                                                           24.0%
                Escrowed in U.S. Government Securities                                                            16.7
                General Obligation                                                                                 1.5
                Revenue Bonds:
                             Education Revenue                                                                     4.5
                             Utilities Revenue                                                                     0.7
                             Pollution Control Revenue                                                            11.6
                             Power Revenue                                                                         3.3
                             Transportation Revenue                                                               14.3
                             Airport Revenue                                                                      10.8
                             Development Revenue                                                                   0.6
                             Facilities Revenue                                                                    1.9
                             Health                                                                                5.9
                             Tobacco                                                                               4.2
                                                                                                        --------------
                                                                                                                 100.0%
                                                                                                        --------------

          (c) At July 31, 2003, the net unrealized loss on investments based on cost for Federal income tax purposes of $309,992,236 was as follows:

                Aggregate gross unrealized gain for all investments in which
                there is an excess of value over tax cost                                               $      170,449

                Aggregate gross unrealized loss for all investments in which
                there is an excess of tax cost over value                                               $   (5,386,745)
                                                                                                        --------------
                Net unrealized loss                                                                     $   (5,216,296)
                                                                                                        --------------

                Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2003, aggregated
                $298,429,796 and $2,600,000, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER MUNICIPAL HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS 7/31/03 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Municipal High Income Trust (the "Trust") was organized as a Delaware business trust on March 13, 2003. Prior to commencing operations on July 21, 2003 the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has agreed to reimburse the amount by which the aggregate of all the Trust's organizational expenses and offering costs (other than the sales load) exceeds $0.03 per share common share. The investment objective of the Trust is to seek a high level of current income exempt from regular Federal income tax and the Trust may seek capital appreciation to the extent consistent with its primary investment objective.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION
     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Market discount and premium are accreted or amortized daily on an effective yield to maturity basis. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and Federal income tax purposes.

B.   FEDERAL INCOME TAXES
     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no Federal income tax provision is required.

C.   AUTOMATIC DIVIDEND REINVESTMENT PLAN
     All common shareowners are automatically eligible to participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners electing not to participate in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any Federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   MANAGEMENT AGREEMENT
PIM manages the Trust's portfolio. Management fees are calculated weekly at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average weekly value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by the Trust. PIM has retained Princeton Administrators, L.P. ("Princeton"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average weekly value of the Trust's managed assets, subject to a minimum monthly fee of $10,000.

3.   TRANSFER AGENTS
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

4.   EXPENSE OFFSETS
The Trust may enter into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding organizational and offering costs for common and preferred shares, interest expenses, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses) to 0.80% of the Trusts average daily managed assets. The dividend on any preferred shares is not an expense. As of July 31, 2003, there were no expense reductions under such arrangements.

5.   TRUST SHARES
There are an unlimited number of common shares of beneficial interest authorized. Of the 22,006,981 common shares of beneficial interest outstanding at July 31, 2003, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the period July 21, 2003 (commencement of investment operations) to July 31, 2003 were as follows:

        Shares issued in connection with initial public offering       20,500,000
        Shares outstanding at beginning of period                           6,981
                                                                       ----------
        Shares outstanding at end of period                            20,506,981
                                                                       ==========

Offering costs of $615,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest.

6.   SUBSEQUENT EVENT

The underwriters elected to exercise the over-allotment option. This resulted in the issuance of 1,500,000 common shares of beneficial interest on August 13, 2003.

                     APPENDIX A - DESCRIPTION OF RATINGS(1)

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock, which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the trust's fiscal year-end.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

   - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
   -  Nature of and provisions of the obligation;
   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B - PROXY VOTING GUIDELINES AND PROCEDURES


Pioneer Investment Management, Inc.


                              Proxy Voting Policies
                                and Procedures of
                               Pioneer Investment
                                Management, Inc.

                                TABLE OF CONTENTS

Overview                                                                 1
Proxy Voting Procedures                                                  1
Proxy Voting Service                                                     1
Proxy Coordinator                                                        1
Referral Items                                                           1
Conflicts of Interest                                                    1
Securities Lending                                                       1
Share-Blocking                                                           1
Record Keeping                                                           1
Disclosure                                                               1
Proxy Voting Oversight Group                                             1
Proxy Voting Policies                                                    1
Administrative                                                           1
Auditors                                                                 1
Board of Directors                                                       1
Capital Structure                                                        1
Compensation                                                             1
Corporate Governance                                                     1
Mergers and Restructurings                                               1
Mutual Funds                                                             1
Social Issues                                                            1
Takeover-Related Measures                                                1

                                    OVERVIEW

Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These PROXY VOTING POLICIES summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's PROXY VOTING PROCEDURES detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

PROXY COORDINATOR

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

        - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

        - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

        - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

Proxies are NOT available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

        - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

        -  Retains a record of the vote cast;

        - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

        - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

        -  A record memorializing the basis for each referral vote cast;

        - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

        - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

                              PROXY VOTING POLICIES

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established PROXY VOTING PROCEDURES for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

        -  Corporate name change.

        -  A change of corporate headquarters.

        -  Stock exchange listing.

        -  Establishment of time and place of annual meeting.

        -  Adjournment or postponement of annual meeting.

        -  Acceptance/approval of financial statements.

        - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

        -  Approval of minutes and other formalities.

        - Authorization of the transferring of reserves and allocation of income.

        -  Amendments to authorized signatories.

        -  Approval of accounting method changes or change in fiscal year-end.

        -  Acceptance of labor agreements.

        -  Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

        - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

        -  Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

        -  Seek bids from other auditors.

        -  Rotate auditing firms.

        -  Indemnify auditors.

        - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

        - Audit, compensation and nominating committees composed of independent directors exclusively.

        - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

        - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

        -  Election of an honorary director.

We will vote against:

        - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

        -  Minimum stock ownership by directors.

        - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

        - Requirements for union or special interest representation on the board.

        -  Requirements to provide two candidates for each board seat.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

        - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

        - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against directors who:

        - Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

        - Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

        - Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

        - Appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

        -  Contested election of directors.

        - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

        -  Mandatory retirement policies.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

        -  Changes in par value.

        -  Reverse splits, if accompanied by a reduction in number of shares.

        - Share repurchase programs, if all shareholders may participate on equal terms.

        -  Bond issuance.

        -  Increases in "ordinary" preferred stock.

        - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

        -  Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

        - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

        - Increase in authorized common stock. We will make a determination considering, among other factors:

           -  Number of shares currently available for issuance;

           - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

           -  Proposed use of the additional shares; and

           - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

        - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

        -  Proposals to submit private placements to shareholder vote.

        -  Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

        -  401(k) benefit plans.

        - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

        - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

           -  Amendments to performance plans to conform with OBRA;

           -  Caps on annual grants or amendments of administrative features;

           -  Adding performance goals; and

           -  Cash or cash-and-stock bonus plans.

        - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

        -  Require that option repricings be submitted to shareholders.

        -  Require the expensing of stock-option awards.

        - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

        - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

        - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

           - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

           Dilution = (A + B + C) / (A + B + C + D), where
           A = Shares reserved for plan/amendment,
           B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

           -  The plan must not:

              - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

              - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

           - We are generally in favor of proposals that increase participation beyond executives.

        -  All other employee stock purchase plans.

        - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

        - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

        -  Limits on executive and director pay.

        -  Stock in lieu of cash compensation for directors.

        - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

        -  Elimination of stock option plans.

CORPORATE GOVERNANCE

Pioneer will vote for:

        -  Confidential Voting.

        - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

        -  Disclosure of beneficial ownership.

We will vote on a case-by-case basis on the following issues:

        - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

        - Bundled proposals. We will evaluate the overall impact of the proposal.

        -  Adopting or amending the charter, bylaws or articles of association.

        - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

We will vote against:

        - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

        -  Limitations on stock ownership or voting rights.

        -  Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

        -  Mergers and acquisitions.

        - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

        -  Debt restructurings.

        -  Conversion of securities.

        -  Issuance of shares to facilitate a merger.

        -  Private placements, warrants, convertible debentures.

        - Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

        -  Establishment of new classes or series of shares.

        -  Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

        - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

        -  Approval of new or amended advisory contracts.

        -  Changes from closed-end to open-end format.

        -  Authorization for, or increase in, preferred shares.

        -  Disposition of assets, termination, liquidation, or mergers.

SOCIAL ISSUES

Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

        -  Cumulative voting.

        -  Increase ability for shareholders to call special meetings.

        -  Increase ability for shareholders to act by written consent.

        -  Restrictions on the ability to make greenmail payments.

        -  Submitting rights plans to shareholder vote.

        -  Rescinding shareholder rights plans ("poison pills").

        -  Opting out of the following state takeover statutes:

           - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

           - Control share cash-out provisions, which require large holders to acquire shares from other holders.

           - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

           - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

           - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

           -  Fair price provisions.

           -  Authorization of shareholder rights plans.

           -  Labor protection provisions.

           -  Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

        - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

        - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

        -  Proposals that allow shareholders to nominate directors.

We will vote against:

        -  Classified boards.

        - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

        -  Classes of shares with unequal voting rights.

        -  Supermajority vote requirements.

        - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

        - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

        -  Extension of advance notice requirements for shareholder proposals.

        - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

        - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

        APPENDIX C--STATEMENT OF PREFERENCES OF AUCTION PREFERRED SHARES


                       PIONEER MUNICIPAL HIGH INCOME TRUST

                           STATEMENT OF PREFERENCES OF

                            AUCTION PREFERRED SHARES

                                TABLE OF CONTENTS

DEFINITIONS                                                                                        C-4

PART I                                                                                             C-20
Number of Authorized Shares                                                                        C-20
Dividends                                                                                          C-20
Designation of Special Dividend Periods                                                            C-24
Voting Rights                                                                                      C-25
Investment Company Act Preferred Share Asset Coverage                                              C-29
Preferred Shares Basic Maintenance Amount                                                          C-29
Restrictions on Dividends and Other Distributions                                                  C-31
Rating Agency Restrictions                                                                         C-32
Redemption                                                                                         C-36
Liquidation Rights                                                                                 C-40
Miscellaneous                                                                                      C-41

PART II                                                                                            C-41
Orders                                                                                             C-41
Submission of Orders by Broker-Dealers to Auction Agent                                            C-43
Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate                   C-45
Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares      C-46
Auction Agent                                                                                      C-48
Transfer of APS                                                                                    C-49
Global Certificate                                                                                 C-49
Force Majeure                                                                                      C-49

          PIONEER MUNICIPAL HIGH INCOME TRUST, a Delaware statutory trust (the "Trust"), certifies that:

          First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of the Trust's Agreement and Declaration of Trust, dated March 13, 2003 (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees adopts this Statement of Preferences of Auction Preferred Shares (the "Statement"), authorizes the establishment, designation and issuance of an unlimited number of shares of the Trust's auction preferred shares, liquidation preference $25,000 per share, having the designation or designations is set forth in this Statement (the "Auction Preferred Shares" or "APS").



          SECOND: THE AUCTION PREFERRED SHARES SHALL BE ISSUABLE IN SUCH SERIES AS ARE DESIGNATED FROM TIME TO TIME IN BY THE BOARD AND SHALL HAVE THE PREFERENCES, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RIGHTS AND LIMITATIONS SET FORTH IN THIS STATEMENT. AS OF SEPTEMBER 29, 2003, THE FOLLOWING SERIES OF AUCTION PREFERRED SHARES ARE ESTABLISHED.


     1. AUCTION PREFERRED SHARES, SERIES A: An unlimited number of Auction Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series A." Each Auction Preferred Shares, Series A (sometimes referred to herein as "Series A APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series A APS shall constitute a separate series of Auction Preferred Shares, and each Series A APS shall be identical.

     2. AUCTION PREFERRED SHARES, SERIES B: An unlimited number of Auction Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series B." Each Auction Preferred Shares, Series B (sometimes referred to herein as "Series B APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series B APS shall constitute a separate series of Auction Preferred Shares, and each Series B APS shall be identical.

          THIRD: THE PREFERENCES, VOTING POWERS RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RIGHTS AND LIMITATIONS OF THE SHARES OF THE AUCTION PREFERRED SHARES, SERIES M, AUCTION PREFERRED SHARES, SERIES T, AUCTION PREFERRED SHARES, SERIES W, AUCTION PREFERRED SHARES, SERIES TH, AUCTION PREFERRED SHARES, SERIES F, AND EACH OTHER SERIES OF APS NOW OR HEREAFTER DESCRIBED IN THESE BY-LAWS ARE OR SHALL BE AS SET FORTH IN THIS STATEMENT. NO FRACTIONAL APS SHALL BE ISSUED.

          Fourth: That any provision of the Declaration that conflict with or are inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.

DEFINITIONS

     As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "AA Financial Composite Commercial Paper Rate" on any date means (i) (A) the Interest Equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Securities LLC, Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.

     "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

     "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

     "Annual Valuation Date" means the last Business Day of each fiscal year of the Trust.

     "Applicable Percentage" means the percentage determined based on (i) the lower of the credit ratings assigned to the series of APS on such date by Moody's and Fitch (or if Moody's and Fitch are not making such rating available, the equivalent of such rating by a substitute rating agency) and (ii) whether or not the Trust has given notification to the Auction Agent prior to the Auction that any Taxable Income will be included in the dividend on the APS for the Dividend Period as follows:

             MOODY'S CREDIT
                  RATING       FITCH CREDIT RATING   NO NOTIFICATION   NOTIFICATION
             ---------------   -------------------   ---------------   ------------
                  Aaa                  AAA                 110%            125%
             Aa3 or higher        AA- or higher            125%            150%
               A3 to A1             A- to A+               150%            200%
             Baa3 to Baa1         BBB- to BBB+             175%            250%
              Below Baa3           Below BBB-              200%            300%

     The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of APS. If both Moody's and Fitch shall not make such a rating available, the Trust shall select another Rating Agency to act as a Substitute Rating Agency. The Trust shall not be required to have more than one Rating Agency provide a rating for any series of the APS.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on the APS for any Dividend Period.

     "APS" means the Series A APS and the Series B APS.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

     "Auction Date" with respect to any Dividend Period shall mean the Business Day next preceding the first day of such Dividend Period.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.

     "Auditors' Confirmation" has the meaning set forth in Section 6(c) of Part I of this Statement.

     "Available APS" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

     "Bid" and "Bids" shall have the respective meanings specified in paragraph
(a) of Section 1 of Part II of this Statement.

     "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     "Board of Trustees" means the Board of Trustees of the Trust.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Closing Transaction" has the meaning set forth in Section 8(a) of Part I of this Statement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the APS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.

     "Commercial Paper Dealers" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

     "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Trust.

     "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date.

     "Date of Original Issue" means, with respect to any APS, the date on which the Trust first issues such share.

     "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.

     "Discounted Value" of any asset of the Trust means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

     "Dividend Payment Date," with respect to APS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

     "Dividend Period" with respect to shares of a series of APS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the
APS), a Moody's Eligible Asset (if Moody's is then rating the APS) and/or any asset included in the calculations used by any Rating Agency then rating the APS for purposes of determining such Rating Agency's rating on the APS, as applicable.

     "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of APS in the Share Books.

     "Exposure Period" on a Valuation Date means the period commencing on such date and ending 42 days thereafter, as such exposure period may be modified by resolution of the Board of Trustees; provided, however, that the Trust shall have received confirmation in writing from each Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the APS.

     "Failure to Deposit," with respect to shares of a series of APS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     "Federal Tax Rate Increase" has the meaning set forth under the definition of "Volatility Factor" below.

     "Fitch" means Fitch Ratings or its successors.

     "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                                 RATING CATEGORY

EXPOSURE PERIOD            AAA*   AA*    A*     BBB*   F1**   UNRATED***
---------------            ---    --     -      ---    --     -------
7 weeks                    151%   159%   166%   173%   136%   225%
8 weeks or less but
  greater than 7 weeks     154%   161%   168%   176%   137%   231%
9 weeks or less but
  greater than 8 weeks     158%   163%   170%   177%   138%   240%

----------

*Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

**Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

     Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     "Fitch Eligible Asset" shall mean cash, Receivables for Municipal Obligations Sold, Rule 2a-7 Money Market Funds or a Municipal Obligation that
(i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

                        MINIMUM          MAXIMUM SINGLE         MAXIMUM STATE
                       ISSUE SIZE      UNDERLYING OBLIGOR          ALLOWED
RATING              ($ MILLIONS) (1)     ISSUER (%) (2)          (%) (2) (3)
----------          ----------------   ------------------       -------------
AAA                        10                 100                   100
AA                         10                  20                    60
A                          10                  10                    40
BBB                        10                   6                    20
BB                         10                   4                    12
B                          10                   3                    12
CCC                        10                   2                    12

----------

      (1) Preferred stock has a minimum issue size of $50 million.
      (2) The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.
      (3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

     For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

     The Fitch Discount Factor for Rule 2a-7 Money Market Funds is 110%.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the APS) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

     "Fitch Hedging Transactions" has the meaning set forth in Section 8 of Part I of this Statement.

     "Forward Commitment" has the meaning set forth in Section 8 of Part I of this Statement.

     "Gross-Up Dividend" has the meaning set forth in Section 2(g) of Part I of this Statement.

     "Holder" means a Person identified as a holder of record of APS in the Share Register.

     "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Trust.

     "Interest Equivalent" has the meaning set forth in the definition of "`AA' Financial Composite Commercial Paper Rate."

     "Initial Dividend Period," with respect to shares of a series of APS, shall have the meaning specified with respect to shares of such series in Section 2(d) of Part I of this Statement.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

     "Investment Company Act Cure Date," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     "Investment Company Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding APS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     "Late Charge" shall have the meaning specified in subparagraph (e)(i)(B) of
Section 2 of Part I of this Statement.

     "Liquidation Preference," with respect to a given number of APS, means $25,000 times that number.

     "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

     "Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.

     "Market Value" of any asset of the Trust shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Trust.

     "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, but excluding Gross-up Dividends.

     "Marginal Tax Rate" means the maximum marginal regular federal individual income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

     "Maximum Applicable Rate" with respect to APS for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

     "Maximum Potential Gross-Up Dividend Liability" means, as of any Valuation Date, the aggregate amount of Gross-Up Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Gross-Up Dividends are fully taxable.

     "Minimum Dividend Period" shall mean any Dividend Period of seven (7) days.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Obligations which constitutes a Moody's Eligible Asset, the percentage determined by reference to the rating by Moody's, S&P or Fitch on such asset in accordance with the tables set forth below:

Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

          EXPOSURE PERIOD               Aaa       Aa        A      Baa      MIG-1 (1)    MIG-1 (2)    UNRATED (3)
          ---------------               ---       --        -      ---      ---------    ---------    ----------
         7 weeks                        151%     159%     160%     173%     135%         148%         225%

         8 weeks or less but
           greater than seven weeks     154      161      168      176      137          149          231

         9 weeks or less but
           greater than eight weeks     158      163      170      177      138          150          240

          FOOTNOTES:

      (1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

      (2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

      (3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal's assets can be derived from other sources as well as combined with a number of sources as presented by the Trust to Moody's, Municipal Obligations rated below B3 by Moody's and unrated Municipal Obligations, which are Municipal Obligations rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a

          Municipal Bond is rated Baa or below by Moody's or if unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in the table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

Short-term Municipal Obligations: The Moody's Discount Factor applied to short term Municipal Obligations shall be determined in accordance with the table set forth below.

     ---------------------------------------------------------------------------
                             Moody's Rating Category
     ---------------------------------------------------------------------------
               MIG-1, VMIG-1, P-1(1)              MIG-1, VMIG-1, P-1 (2)
     ---------------------------------------------------------------------------
                       100%                               136%
     ---------------------------------------------------------------------------

          Footnotes:

     (1) Moody's rated Municipal Obligations that have a maturity less than or equal to 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity less than or equal to 49 days.

     (2) Moody's rated Municipal Obligations that have a maturity greater than 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity greater than 49 days.

     Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Obligations Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Obligations sold.

     The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.

     "Moody's Eligible Asset" means cash, Receivables for Municipal Bonds Sold, Rule 2a-7 Money Market Funds or a Municipal Obligations that (i) pays interest in cash, (ii) does not have its Moody's rating suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart below). In addition, Municipal Obligations in the Trust's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible
Assets:

               MINIMUM         MAXIMUM        MAXIMUM STATE
              ISSUE SIZE      UNDERLYING         ALLOWED
RATING       ($ MILLIONS)   OBLIGOR (%) (1)    (%) (1) (3)
---------    ------------   ---------------   -------------
Aaa              N/A             100               100
Aa                10              20                60

A                 10              10                40
Baa               10               6                20
Ba                10               4                12
B                 10               3                12
Other (2)         10               2                12

----------
     (1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

     (2) Municipal Obligations rated Caa or below by Moody's, or if not rated by Moody's rated the equivalent by S&P or Fitch and unrated securities.

     (3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

     N/A    Not applicable.

     For purposes of the maximum underlying obligor requirement described above, any Municipal Obligations backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligations.

     When the Trust sells a Municipal Obligation and agrees to repurchase it at a future date, the Discounted Value of such Municipal Obligation will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such Municipal Obligation will count as a liability for purposes of calculating the APS Basic Maintenance Amount. For so long as the APS are rated by Moody's, the Trust will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the rating then assigned the APS by Moody's. When the Trust purchases a Municipal Obligation and agrees to sell it at a future date to another party, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Discounted Value of such Obligation will constitute a Moody's Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Trust for the payment of dividends or redemption.

     "Moody's Hedging Transactions" has the meaning set forth in Section 8 of
Part I of this Statement.

     "Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.

     "Municipal Index" means the Bond Buyer Municipal Bond Index or any successor index approved by Moody's.

     "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

     "Non-Payment Period Rate" means, initially, 200% of the applicable Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend the APS), provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and Moody's (and any Substitute Rating Agency in lieu of Moody's in the event Moody's shall not rate the APS) advise the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

     "Notice Of Redemption" shall mean any notice with respect to the redemption of APS pursuant to paragraph (c) of Section 9 of Part I of this Statement.

     "Notice Of Special Dividend Period" shall mean any notice with respect to a Special Dividend Period of APS pursuant to subparagraph (d)(i) of Section 3 of
Part I of this Statement.

     "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period, but excluding Gross-up Dividends.

     "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     "Outstanding" means, as of any date (i) with respect to APS, APS theretofore issued by the Trust except, without duplication, (A) any APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to Section 9 of Part I of this Statement and (B) any APS as to which the Trust or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that APS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Trust, the meaning equivalent to that for APS as set forth in clause (i).

     "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

     "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

     "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal (i) to the sum of (A) the product of the number of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the APS (or other preferred shares) then subject to redemption;
(B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of APS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Minimum Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor, or, in the event the Trust shall have delivered a Notice of Special Dividend Period to the Auction Agent with respect to shares of such series designating a Special Dividend Period consisting of 49 days or more, the Volatility Factor applicable to a Special Dividend Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares Outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs during a Non-Payment Period (or, in the case of preferred shares other than APS, a period similar to a Non-Payment Period), the dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate (or similar rate for preferred shares other than APS) and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than APS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Gross-up Dividend Liability in respect of shares of APS (and similar amounts payable in respect of other preferred shares) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
(i) (A) through (i) (F) become payable, otherwise the Moody's Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i) (A) through (i) (F).

     "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

     "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     "PREFERRED SHARES PAYING AGENT" MEANS DEUTSCHE BANK TRUST COMPANY AMERICAS UNLESS AND UNTIL ANOTHER BANK OR TRUST COMPANY HAS BEEN APPOINTED AS PREFERRED SHARES PAYING AGENT BY A RESOLUTION OF THE BOARD OF TRUSTEES AND THEREAFTER SUCH SUBSTITUTE BANK OR TRUST COMPANY.

     "PREMIUM CALL PERIOD" HAS THE MEANING SET FORTH UNDER THE DEFINITION OF "SPECIFIC REDEMPTION PROVISIONS."

     "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

     "Rating Agency" means a nationally recognized statistical rating organization.

     "Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from the Rating Agency or (y) with counterparties having the Rating Agency's long-term debt rating of at least Baa3; and (ii) the Rating Agency's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

     "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

     "Reference Rate" means: (i) with respect to a Minimum Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Financial Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Financial Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having more than 183 but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

     "Retroactive Taxable Allocation" has the meaning set forth in Section 2(g) of Part I of this Statement.

     "Right" has the meaning set forth in Section 2(g) of Part I of this Statement.

     "Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with Rule 2a-7 thereunder.

     "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust as securities depository for the APS that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

     "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the APS.

     "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the APS.

     "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364.

     "Special Dividend Period," with respect to shares of a series of APS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

     "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both of (i) a period (a "Non-Call Period") determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Trust after consultation with the Auction Agent and the Broker-Dealers.

     "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" And "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.

     "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Subsequent Dividend Period," with respect to shares of a series of APS, shall mean the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

     "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the APS.

     "Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of this Statement.

     "Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference for purposes of the federal alternative minimum tax for individuals, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligation Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Trust may not utilize a successor index to the Kenny Index unless Moody's provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current Moody's rating of the APS.

     "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

     "Treasury Bill Rate," on any date for any Dividend Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Dividend Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     "Treasury Note Rate," on any date for any Dividend Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Dividend Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers selected by the Trust to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers elected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

     "Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Volatility Factor shall be as follows:

                    % CHANGE IN                          VOLATILITY
                  MARGINAL TAX RATE                        FACTOR
                  -----------------                    ----------------
          GREATER THAN 5%                                     292%

          GREATER THAN 5% but LESS THAN / = 10%               313%

          GREATER THAN 10% but LESS THAN / = 15%              338%

          GREATER THAN 15% but LESS THAN / = 20%              364%

          GREATER THAN 20% but LESS THAN / = 25%              396%

          GREATER THAN 25% but LESS THAN / = 30%              432%

          GREATER THAN 30% but LESS THAN / = 35%              472%

          GREATER THAN 35% but LESS THAN / = 40%              520%

Notwithstanding the foregoing, the Volatility Factor may mean such other potential dividend rate increase factor as Moody's or Fitch, or the case may be, advises the Trust in writing is applicable.

     "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

     "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.

PART I.

1.   NUMBER OF AUTHORIZED SHARES.


     The number of authorized APS constituting the Series A APS shall be unlimited, of which 2,000 shares shall be issued on October 2, 2003, or such other date as the officers of the Trust shall determine. The number of authorized APS constituting the Series B APS shall be unlimited, of which 2,040 shares shall be issued on October 2, 2003, or such other date as the officers of the Trust shall determine.


2.   DIVIDENDS.

     (a) RANKING. The shares of a series of the APS shall rank on a parity with each other, with shares of any other series of the APS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

     (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with this Statement and applicable law, (i) cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, (ii) a Right to receive cash as set forth in paragraph (g) of this Section 2, and
(iii) any additional amounts as set forth in paragraph (g) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on APS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage. To the extent permitted under the Code, dividends on APS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Trust.

     (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on any series of APS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. (A) The Dividend Payment Dates with respect the APS, for the Initial Dividend Period, shall be on as set forth in the following table:


              SERIES                  INITIAL DIVIDEND PAYMENT DATE
         ----------------  --------------------------------------------------
              Series A                October 15, 2003

              Series B                October 16, 2003


     (B) The Dividend Payment Date for any Subsequent Dividend Period shall be
(i) with respect to any Minimum Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Dividend Period, and (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Dividend Period (each such date referred to in clause (i) or (ii) being herein referred to as a Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date; and

     (C) Notwithstanding the foregoing, the Trust in its discretion may establish the Dividend Payment Dates other than as provided in paragraph (d) of this Section 2 of Part I of this Statement in respect of any Special Dividend Period of shares of a series of APS consisting of more than seven days; provided, however, that such dates shall be set forth in the Notice of Special Dividend Period relating to such Special Dividend Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.

     (D) The Dividend Payment Dates for any series of APS subsequently established by the Trust shall be as set forth in resolutions of the Board of Trustees establishing such series.

     (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

     (i) DIVIDEND RATES. THE DIVIDEND RATE ON THE APS DURING THE PERIOD FROM AND AFTER THE DATE OF ORIGINAL ISSUE OF SHARES OF SUCH SERIES TO AND INCLUDING THE LAST DAY OF THE INITIAL DIVIDEND PERIOD OF SHARES OF SUCH SERIES SHALL BE EQUAL TO THE RATE PER ANNUM SET FORTH BELOW:


              SERIES                 INITIAL DIVIDEND RATE
         ----------------  ----------------------------------------
              Series A               0.95%

              Series B               0.95%


          The initial dividend rate on any series of APS subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

          For each Subsequent Dividend Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:

               (A) an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;

               (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph
          (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late

          Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend the APS) of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed and no Auction will be held in respect of shares of such series for the Subsequent Dividend Period thereof and the dividend rate for shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Dividend Period; or

               (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereof thereafter (or for any Dividend Period thereof thereafter to and including the Dividend Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this
          Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Dividend Period.

          (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Minimum

     Dividend Period or a Short-Term Dividend Period and 360 for any Long-Term Dividend Periods, and applying the rate obtained against $25,000, and rounding the amount obtained to the nearest cent.

     (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Dividend Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of
Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) GROSS-UP DIVIDENDS. Each dividend shall consist of (i) cash at the Applicable Rate, (ii) an uncertificated right (a "Right") to receive a Gross-up Dividend (as defined below), and (iii) any additional amounts as set forth in paragraph (h) of this Section 2. Each Right shall thereafter be independent of the share or shares of APS on which the dividend was paid. The Trust shall cause to be maintained a record of each Right received by the respective Holders. A Right may not be transferred other than by operation of law. If the Trust retroactively allocates any net capital gains or other income subject to regular federal income taxes to shares of APS (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Trust will, if it has not given advance notice thereof to the Auction Agent as described in paragraph (h) of this Section 2, within 90 days after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such shares of APS (initially as nominee of the Security Depository) during such fiscal year at such holder's address as the same appears or last appeared on the registrar of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Gross-up Dividends with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. A "Gross-Up Dividend" means payment to a present or former Holder of shares of APS of an amount which, giving effect to the Retroactive Taxable Allocation, if any, made to such Holder with respect to the fiscal year in question, would cause such Holder's after-tax return (taking into account both the Retroactive Taxable Allocation and the Gross-up Dividend) to be equal to the after-tax return such holder would have received if there had been no Retroactive Taxable Allocation. Such Gross-up Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of APS is subject to the federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the greater of: (x) the maximum marginal regular federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets).

     (h) NOTICE OF CAPITAL GAINS DISTRIBUTIONS. Except as provided below, whenever the Trust is aware that it will include any net capital gains or other income subject to regular federal income taxes in any dividend on shares of APS, the Trust will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. The Trust may also include such income in a dividend on shares of a series of APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were the subject of a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend, provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. The Trust may also retroactively allocate taxable income as provided in Section 2(g) of this Part I. The Trust shall not be required to pay Gross-up Dividends with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

     (i) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of APS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (j) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

     (k) DIVIDENDS PAID TO HOLDERS. Each dividend on APS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

     (l) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.   DESIGNATION OF SPECIAL DIVIDEND PERIODS.

     (a) The Trust, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for any series of APS will be a number of days (other than seven days) evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions have been paid in full, and provided further that the Trust may not request a Special Dividend Period that is a Long Term Dividend Period unless the Trust shall have received written confirmation from each Rating Agency that the Trust's election of the proposed Long Term Dividend Period would not impair the rating then assigned by such Rating Agency of the applicable series of APS. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objectives of the Trust and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

     (b) After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the Rating Agency which notice will specify the duration of the Special Dividend Period. The Trust will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the Rating Agency on or prior to the Business Day prior to the relevant Auction Date if (x) either the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Trust also shall provide a copy of such Notice of Special Dividend Period to each Rating Agency. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series of APS will be a Minimum Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven day Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Minimum Dividend Period.

4.   VOTING RIGHTS.

     (a) ONE VOTE PER SHARE OF APS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each share of APS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of APS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the APS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the Preferred Shares, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.

     (b) VOTING FOR ADDITIONAL TRUSTEES.

          (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
     (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

               (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding APS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

               (B) if at any time holders of preferred shares, including the APS, are entitled under the Investment Company Act to elect a majority of the Trustees of the Trust.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the APS, to elect additional Trustees as described in subparagraph (b)(i) of this
     Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the APS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

          (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and APS, shall constitute the duly elected Trustees of the Trust.

          (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other APS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph
     (b)(i) of this Section 4.

     (c) HOLDERS OF APS TO VOTE ON CERTAIN OTHER MATTERS.

          (i) INCREASES IN CAPITALIZATION. So long as any APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of APS or classes or series of other preferred shares ranking on a parity with APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, if the Trust obtains written confirmation from Moody's (if Moody's is then rating the APS), Fitch (if Fitch is then rating the APS) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements; or
     (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such APS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the APS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of APS in a manner different from any other series of APS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

          (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the APS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the APS outstanding at the time, voting as a separate class, shall be negotiated to amend the provisions of the Declaration, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding APS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding APS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding APS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of APS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and Fitch (if Fitch is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the APS) and Fitch (if Fitch is then rating the APS) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, or its rating of the APS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of APS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the APS) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the APS:

Auditor's Confirmation                       Investment Company Act Preferred Asset Coverage
Annual Valuation Date                        Market Value
Applicable Percentage                        Maximum Applicable Rate
Closing Transaction                          Maximum Potential Gross-Up Dividend Liability
Commercial Paper Dealers                     Moody's Discount Factor
Deposit Securities                           Moody's Eligible Asset
Discount Factor                              Moody's Hedging Transaction
Discounted Value                             Municipal Index
Eligible Asset                               Preferred Shares Basic Maintenance Amount
Exposure Period                              Preferred Shares Basic Maintenance Cure Date
Federal Tax Rate Increase                    Preferred Shares Basic Maintenance Report
Fitch Discount Factor                        Pricing Service

Fitch Eligible Asset                         Receivables for Municipal Obligations Sold
Fitch Hedging Transaction                    Reference Rate
Forward Commitment                           Retro-Active Tax Allocation
Gross-Up Dividend                            Taxable Equivalent of Short-Term Municipal Obligation Rate
Independent Accountant                       Valuation Date
Investment Company Act Cure Date             Volatility Factor

     (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of APS shall have no preemptive rights or rights to cumulative voting.

     (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of APS and no share of APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of
Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of APS held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.   INVESTMENT COMPANY ACT PREFERRED SHARE COVERAGE.

The Trust shall maintain, as of the last Business Day of each month in which any APS are Outstanding, the Investment Company Act Preferred Share Asset Coverage.

6.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     (a) So long as APS are Outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the APS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the APS).

     (b) On or before 5:00 PM., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS), Fitch (if Fitch is then rating the APS) and the Auction Agent (if either Moody's or Fitch is then rating the APS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the APS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), (ii) Moody's (if Moody's is then rating the APS) and Fitch (if Fitch is then rating the APS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the APS), Fitch (if Fitch is then rating the APS) and the Auction Agent (if either Moody's or Fitch is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust correctly determined in accordance with this Statement the assets of the Trust which constitute Moody's Eligible Assets (if Moody's is then rating the APS) and Fitch Eligible Assets (if Fitch is then rating the APS), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences, (v) with respect to the Fitch ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences), (vi) with respect to the Moody's ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Auditors to provide to Moody's (if Moody's

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is then rating the APS), Fitch (if Fitch is then rating the APS) and the Auction
Agent (if either Moody's or Fitch is then rating the APS) an Auditors' Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e) If any Auditors' Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the APS) or Fitch Eligible Assets (if Fitch is then rating the APS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the APS), Fitch (if Fitch is then rating the APS) and the Auction Agent (if either Moody's or Fitch is then rating the APS) promptly following receipt by the Trust of such Auditors' Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any APS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS) and Fitch (if Fitch is then rating the APS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either Moody's or Fitch is then rating the APS), Moody's (if Moody's is then rating the APS) and Fitch (if Fitch is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

     (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS) or Fitch (if Fitch is then rating the APS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) DIVIDENDS ON SHARES OTHER THAN THE APS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the APS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the APS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with APS shall be declared pro rata so that the amount of dividends declared per share on APS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of APS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

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     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER
THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any APS are outstanding, and except as set forth in paragraph (a) of this
Section 7 and paragraph (c) of Section 9 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and Fitch Eligible Assets (if Fitch is then rating the APS) would at least equal the Preferred Shares Basic Maintenance Amount.

8.   RATING AGENCY RESTRICTIONS.

       (a) For so long as any shares of APS are rated by Moody's, the Trust will not engage in Bond Market Association Municipal Swap Index swap transactions ("BMA swap transactions"), buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of APS by Moody's, except that the Trust may engage in BMA swap transactions, purchase or sell exchange-traded futures contracts based on any index approved by Moody's or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts, any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded call options on such futures contracts, any index approved by Moody's or Treasury Bonds (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

          (i) the Trust will not engage in any Moody's Hedging Transaction based on the Bond Buyer Municipal Bond Index (the "Municipal Index (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

          (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated AA by S&P or Fitch) or
     (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 80% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated BBB or A by S&P or Fitch) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

          (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

          (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

          (v) the Trust will engage in Moody's Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi) the Trust (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that the Trust may engage in an option or futures transaction so long as the combination of the Trust's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Trust's investment objective and policies, in a security that is not an option or futures transaction, subject to the Adviser periodically demonstrating to Moody's that said economic results are achieved, and (B) will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase;

          (vii) the Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount; and

          (viii) the Trust will not engage in BMA swap transactions with respect to more than 20% of the Trust's net assets; provided that the Trust's use of futures will proportionately decrease as the Trust's use of BMA swap transactions increases, and vice-versa.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Share Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Share Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

       (b) For so long as any shares of APS are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 8(a) of Part I of this Statement), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

          (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

          (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

       (c) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Share Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

       (d) For so long as any APS are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such APS by Fitch, except that the Trust may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

          (i) the Trust will only engage in Fitch Hedging Transactions for the purpose of hedging against changes in the value of the Trust's portfolio securities due to anticipated changes in interest rates or market conditions; the amount hedged will vary from time to time and may involve the purchase and sale of futures contracts based on the Municipal Index or Treasury Futures to reduce or eliminate the amount hedged;

          (ii) the Trust will not engage in any Fitch Hedging Transaction which would cause the Trust, at the time of such transaction, to own or have sold net outstanding futures contracts having an aggregate Market Value exceeding 33 1/3% of the aggregate Market Value of assets owned by the Trust; and

          (iii) the Trust will not enter into an option unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

       (e) For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding option shall be as follows:

          (i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                (I)  Discounted Value and

                (II) the exercise price of the call option written by the Trust;

          (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value;

          (iii) assets subject to put options written by the Fund shall be valued at the lesser of:

                (I)  the exercise price and

                (II) the Discounted Value of the subject security; and

          (iv) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

       (f) For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Trust:

          (i) 10% of the exercise price of a written call option;

          (ii) the exercise price of any written put option;

          (iii) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and

          (iv) 105% of the Market Value of the underlying future contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

       (g) For so long as any APS are rated by Fitch, the Trust may enter into Forward Commitments, provided that:

          (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 or BBB or higher by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1, or Baa or higher by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

          (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward Commitments will be the Discounted Value as calculated by applying the respective Fitch Discount Factor.

       (h) For so long as shares of APS are rated by either Moody's or Fitch, the Trust will not, unless it has received written confirmation from Moody's, as the case may be, that such action would not impair the ratings then assigned to shares of APS by Moody's or Fitch, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets to be less than the Preferred Share Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities,
(iv) issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (v) reissue any APS previously purchased or redeemed by the Trust, (vi) merge or consolidate into or with any other Trust or entity, (vii) change the Pricing Service or
(viii) engage in reverse repurchase agreements.

9.   REDEMPTION.

     (a) Optional Redemption.

          (i) To the extent permitted under the Investment Company Act and Delaware law, the Trust at its option may, without the consent of the holders of APS, redeem APS having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. APS having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust will not make any optional redemption unless, after giving effect thereto (i) the Trust has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the APS by reasons of the redemption of the APS on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, APS may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding APS, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. Notice of Special Dividend Period relating to a Special Dividend Period of shares of a series of APS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Dividend Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iii) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of APS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and Fitch Eligible Assets (if Fitch is then rating the APS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.

     (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the APS, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of APS and other preferred shares the redemption or retirement of which would have had such result, all APS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Share Asset Coverage, as the case may be, pro rata among APS and other preferred shares (and, then, pro rata among each series of APS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the APS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those APS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Trust deems fair and equitable.

     (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of APS pursuant to paragraph (a) or (b) of this
Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of APS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of APS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and

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(viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of APS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed APS for which a Notice of Redemption has been mailed, dividends may be declared and paid on APS and shall include those APS for which a Notice of Redemption has been mailed.

     (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the APS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of APS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash

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deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of APS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 9, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

     (i) ONLY WHOLE APS MAY BE REDEEMED. In the case of any redemption pursuant to this Section 9, only whole APS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 9, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of APS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the APS) and Fitch (if Fitch is then rating the APS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of APS.

10.  LIQUIDATION RIGHTS.

     (a) RANKING. The shares of a series of APS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of APS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of APS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the APS of the full preferential amounts provided for in this paragraph (b), the Holders of APS as such shall have no right or claim to any of the remaining assets of the Trust.

     (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of APS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

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     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the preferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the APS as provided in paragraph (b) of this
Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

     (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.  MISCELLANEOUS.

     (a) AMENDMENT TO ADD ADDITIONAL SERIES. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of APS or additional shares of a series of APS (and terms relating thereto) to the Series and APS theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.

     (b) NO FRACTIONAL SHARES. No fractional shares of APS shall be issued.

     (c) STATUS OF APS REDEEMED, EXCHANGED OR OTHER WISE ACQUIRED BY THE TRUST. APS, which are redeemed, exchanged or otherwise acquired by the Trust, shall return to the status of authorized and unissued preferred shares without designation as to series.

     (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of APS prior to the issuance of shares of such series.

     (e) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only shall not affect the meaning or interpretation of this statement.

     (f) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

     (g) CERTIFICATE FOR APS. The certificates representing shares of the APS shall be executed by the President, any Vice President, Treasurer, or any Assistant Treasurer of the Trust and by the Secretary or an Assistant Secretary of the Trust and shall be in the form attached hereto as Annex A with such changes thereto as the officers of the Trust executing such certificate shall determine to be necessary or desirable.

                                    PART II.

1.   ORDERS.

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     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

               (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

               (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

               (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series;

     and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

               (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

               (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the

          Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

               (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

               (A) the number of Outstanding shares of such series specified in such Sell Order; or

               (B) such number or a lesser number of Outstanding shares of such Series Ms set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

     (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

               (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

               (B) such number or a lesser number of Outstanding shares of such Series Ms set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of APS other than whole shares shall be valid.

2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

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          (i) the name of the Bidder placing such Order (which shall be the
     Broker-Dealer unless otherwise permitted by the Trust);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

               (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

               (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

               (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the outstanding APS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii)(A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such

          Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

                     (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series; exceeds or is equal to the sum of;

                     (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

                     (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

     (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

               (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

               (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Applicable Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the Dividend Period to which such Auction relates shall be a Minimum Dividend Period and the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be 60% of the applicable Reference Rate on such Auction Date.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

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     (a) If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
     (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

     (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS of such series for purchase among Potential Holders so that only whole shares of APS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of APS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) None of the Trust, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver APS of any series or to pay for APS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.   AUCTION AGENT.

     For so long as any APS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which however may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any APS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.   TRANSFER OF APS.

     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

8.   FORCE MAJEURE.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the

Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

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APPENDIX D--SETTLEMENT PROCEDURES

                              SETTLEMENT PROCEDURES

        Capitalized terms used herein shall have the respective meanings specified in the Statement of Preferences.

        (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

                (i) the Applicable Rate fixed for the next succeeding Dividend Period;

                (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

                (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

                (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

                (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

                (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

                (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

        (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

                (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

                (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

                (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

                (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

                (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

        (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

        (d) On each Auction Date:

                (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

                (ii)each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to
(a)(v) above against payment therefor; and

                (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

        (e) On the day after the Auction Date:

                (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

                (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
(d)(ii) above, and the Securities Depository shall execute such transactions;
and

                (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
(d)(iii) above, and the Securities Depository shall execute such transactions.

        (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.